UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-05364

American High-Income Trust
(Exact name of registrant as specified in charter)

333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2007

Kimberly S. Verdick
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and address of agent for service)

Copies to:
Michael Glazer
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street, 25th Floor
Los Angeles, California 90071
(Counsel for the registrant)

ITEM 1 – Reports to Stockholders
[logo - American Funds®]

The right choice for the long term®

American
High-Income Trust

A changing financial landscape:
The impact of leveraged buyouts on
the high-yield bond market

[photo of glass buildings from street-level looking skyward - clouds in the sky]

Annual report for the year ended September 30, 2007

American High-Income TrustSM seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

This fund is one of the 30 American Funds. American Funds ranks among the nation’s three largest mutual fund families. For 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents
Letter to shareholders	1
The value of a long-term perspective	3
Feature article
A changing financial landscape: The impact of
leveraged buyouts on the high-yield bond market	4
Summary investment portfolio	10
Financial statements	15
Board of trustees and other officers	32
What makes American Funds different?	back cover

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2007:

Class A shares	1 year	5 years	10 years

Reflecting 3.75% maximum sales charge	3.94%	12.45%	6.14%

The total annual fund operating expense ratio for Class A shares as of the most recent fiscal year-end was 0.69%. This figure does not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on pages 24 and 25 for details.

The fund’s 30-day yield for Class A shares as of October 31, 2007, calculated in accordance with the Securities and Exchange Commission formula, was 7.65% (7.62% without the fee waiver). The fund’s distribution rate for Class A shares as of that date was 7.17%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Results for other share classes can be found on page 31.

The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal. Investing outside the United States may be subject to additional risks, such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund’s prospectus.

[photo of the branch of a tree near a glass building]

Fellow shareholders:

American High-Income Trust ended its 2007 fiscal year with strong results, although tightening credit, costlier financing and diminishing demand began to put pressure on returns in the latter part of the fiscal period.

For the 12 months ended September 30, 2007, shareholders who reinvested monthly dividends totaling about 92 cents a share earned a total return of 8.0%, including an income return of 7.7%. Those results compare with a 7.7% gain for the Lipper High Current Yield Bond Funds Index, a benchmark of similar funds, and an 8.3% return for the Credit Suisse High Yield Index, which attempts to mirror the high-yield debt markets. The latter index is unmanaged and includes no expenses.

High-yield bonds enjoyed significantly higher returns during the period than investment-grade bonds. The Citigroup Broad Investment-Grade (BIG) Bond Index, an unmanaged index that measures high-quality bond markets including Treasuries, posted a 5.2% total return, not including expenses.

Shareholders in the fund who elected to take their dividends in cash saw the value of their holdings increase 0.4% while earning an income return of 7.4%.

Putting the year in perspective

For the past five years, high-yield bonds have enjoyed a favorable market and economic climate, characterized by low interest rates, strong corporate fundamentals and historically low default rates. This environment helped American High-Income Trust to post an average annual total return of 13.3% since September 2002.

That trend continued into the first nine months of the fiscal year, as ample liquidity, low market volatility, an increase in leveraged buyouts (LBOs) and strong investor demand for higher yielding assets helped drive returns for high-yield bonds even higher. For the nine months ending June 30, 2007, American High-Income Trust posted an 8.3% gain.

But in July, debt markets weakened as troubles in the U.S. subprime mortgage market spread to the credit markets, sparking a global liquidity crisis. In addition, increasingly aggressive LBOs resulted in a supply of debt that was difficult to sell. These pressures negatively impacted results for the last three months of the period, with the fund posting a slight 0.3% loss.

In September, there was some relief for investors when the Federal Reserve reduced short-term rates by a greater than expected 50 basis points, helping to ease the liquidity crisis.

[Begin Sidebar]
Results at a glance

For periods ended September 30, 2007, with all distributions reinvested

	Total returns	Average annual total returns

	1 year	5 years	10 years	Lifetime
				(since
				2/19/88)

American High-Income Trust (Class A shares)	8.0%	13.3%	6.5%	9.1%
Credit Suisse High Yield Index*	8.3	12.5	6.4	9.0

Citigroup Broad Investment-Grade (BIG) Bond Index*	5.2	4.2	6.0	7.3
Lipper High Current Yield Bond Funds Index†	7.7	11.7	4.2	7.3

*The market indexes are unmanaged and do not reflect the effect of sales charges, commissions or expenses.
† The Lipper index does not reflect the effect of sales charges.

Since its inception through September 30, 2007, American High-Income Trust ranked 3rd in total return among the 37 high current yield funds in existence throughout the period, according to Lipper. For the 10 years ended September 30, 2007, the fund ranked 12th of 146; for the five years ended September 30, 2007, it ranked 39th of 319; and for the 12 months ended September 30, 2007, it ranked 88th of 444. Lipper rankings do not reflect the effect of sales charges.
[End Sidebar]

[Begin Sidebar]
After several years of above-average gains, the high-yield market was susceptible to a correction. We believe the recent market correction has been healthy for high-yield bonds, bringing spreads to levels that more accurately reflect market and credit risks.
[close up photo of the side of a glass building]
[End Sidebar]

Despite the market pressures, credit fundamentals in the high-yield market have remained strong as companies continue to generate cash flow and enjoy healthy operating environments. As such, we are using the current volatility as an opportunity to find attractive values in the market and will continue to adjust the portfolio as market conditions evolve.

The impact of leveraged buyouts

In recent years, the rise in LBO activity has transformed the credit markets and had a huge impact on high-yield bond markets. LBOs allow companies to make large acquisitions using mostly debt with a small amount of capital. Because that debt is issued mainly as high-yield bonds, the growth in LBO volume has helped to drive growth in the high-yield marketplace.

Although tighter credit and more expensive financing have reduced demand for buyouts in the latter part of the fiscal period, we expect them to remain a significant part of the market going forward. For more insights on how LBOs are changing the financial landscape for high-yield bonds, see the feature article that begins on page 4.

Preparing for a slowdown

After several years of above-average gains, the high-yield market was susceptible to a correction. We believe the recent market correction has been healthy for high-yield bonds, bringing spreads to levels that more accurately reflect market and credit risks.

Still, there are some issues as we enter the next period. In the short term, the high-yield market will have to absorb a significant amount of new issuance, which will add to the volatility experienced in recent months. A bigger issue is the possibility of an economic slowdown, or even recession. If the economy slows beyond housing and related sectors, it could have a greater impact on more companies, particularly those with high leverage ratios. That could impact their ability to meet their debt obligations, which would result in a higher number of defaults.

While we are mindful of these market and economic risks, we are also seeing a return to more prudent financing and better values throughout the marketplace. We are preparing for a possible slowdown by understanding the companies we own and what kind of leverage they can support. To this end, we continue to favor companies with strong or improving balance sheets, as well as areas of the market that are attractively valued and likely to benefit from sustained modest expansion of the economy.

It is this commitment to building a diversified, research-driven investment portfolio that has helped the fund produce solid returns for shareholders over the long term. During the past 10 years ended September 30, 2007, American High-Income Trust has posted an average annual total return of 6.5%. That compares with a 4.2% return for the Lipper High Current Yield Bond Funds Index, a 6.4% return for the Credit Suisse High Yield Index and a 6.0% return for investment-grade bonds as measured by the Citigroup BIG Bond Index.

As always, we appreciate your continued support and long-term investment perspective.

Sincerely,

/s/ Paul G. Haaga, Jr.

Paul G. Haaga, Jr.
Vice Chairman

/s/ David C. Barclay

David C. Barclay
President

November 12, 2007

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

Here’s how a $10,000 investment in American High-Income Trust grew between February 19, 1988, when the fund began operations, and September 30, 2007, the end of its latest fiscal year. As you can see, that $10,000 grew to $53,103 with all distributions reinvested.

Fund results shown reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2

[begin mountain chart]
Year ended	American High-Income Trust	Lipper High Current Yield Bond Funds Index[4]	Citigroup Broad Investment-Grade (BIG) Bond Index[3].	Credit Suisse High Yield Index[3]	Consumer Price Index (inflation)[5]
Sept. 30th

2/19/88	$9,625	$10,000	$10,000	$10,000	$10,000
1988	10,182	10,475	10,222	10,447	10,328
1989	11,189	10,935	11,367	11,026	10,776
1990	10,735	9,570	12,237	10,047	11,440
1991	13,873	12,290	14,198	13,757	11,828
1992	16,376	15,132	15,999	16,573	12,181
1993	18,764	17,473	17,627	19,172	12,509
1994	19,066	17,899	17,063	19,831	12,879
1995	21,604	20,178	19,461	22,619	13,207
1996	24,570	22,644	20,423	25,054	13,603
1997	28,176	26,120	22,406	28,994	13,897
1998	27,491	25,688	24,975	28,842	14,103
1999	29,721	27,037	24,908	29,980	14,474
2000	31,295	27,021	26,632	30,555	14,974
2001	30,218	23,569	30,110	29,050	15,371
2002	28,442	22,814	32,632	29,877	15,603
2003	38,197	28,862	34,423	38,257	15,966
2004	42,235	32,215	35,738	43,352	16,371
2005	45,421	34,422	36,783	46,089	17,138
2006	49,174	36,744	38,147	49,667	17,491
2007	53,103	39,586	40,148	53,807	17,973
[end mountain chart]

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

[2]The maximum initial sales charge was 4.75% prior to January 10, 2000.
[3]The market indexes are unmanaged and include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.
[4]Calculated by Lipper. The index does not reflect the effect of sales charges.
[5]Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[6]For the period February 19 through September 30, 1988.

Past results are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended September 30, 2007)*

	1 year	5 years	10 years

Class A shares	3.94%	12.45%	6.14%

*Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 24 and 25 for details.

[photo of buildings as reflected from a glass building]

A changing financial landscape:
The impact of leveraged buyouts on the high-yield bond market

In September, shareholders of TXU Corp., the largest power company in Texas, approved the company’s plan to be acquired by a consortium of private equity firms for $44 billion, making it the biggest leveraged buyout in U.S. history and one of the first in the utility industry.

The news came on what could be the tail end of a global boom in LBOs that has swept capital markets and changed the financial landscape for high-yield bonds. From 2002 to 2006, the total number of LBO transactions per year more than doubled, rising from 1,029 to 2,454 deals. At the same time, the size of the average deal grew six times, from roughly $186 million in 2002 to more than $1.1 billion through the first half of 2007, according to Standard & Poor’s.

“The rise in LBO activity in recent years has had a huge impact on high-yield bonds,” says David Barclay, president of American High-Income Trust. “It’s opened many new opportunities for investors, while also increasing the level of risk in the marketplace.”

A leveraged buyout is the acquisition of a public or private company where the takeover is financed primarily with borrowed money, with a small equity investment — much like the use of a mortgage to buy a house. Typically, LBOs are financed with roughly 70 to 90 percent debt and 10 to 30 percent equity. Unlike a house purchase, however, interest and principal obligations are paid with the cash flows of the refinanced company and sometimes from the sale of some of its assets.

Because the high debt-to-equity ratio requires LBOs to finance the purchase with high-yield bonds rather than investment-grade bonds, the dramatic increase in LBO volume over the past four years has helped to bolster growth in the high-yield market.

Although the number and size of deals are beginning to slow amidst rising financing costs, tighter credit and concerns about the market’s ability to absorb large amounts of new issuance, LBOs are still expected to remain a key ingredient in the high-yield market going forward. In the following pages, we will look at some of the factors behind the recent growth, the potential risks and rewards for high-yield debt investors, and the increasing importance of fundamental research to navigate the challenges posed by these buyouts.

[Begin Sidebar]
The boom in LBOs has created both opportunity and risk in the high-yield marketplace.
[photo of a glass building from street-level looking up]
[End Sidebar]

Factors fueling the buyout boom

The rise in LBO activity has been part of a broader trend in recent years of companies willing to take on more debt. That willingness can be attributed to a combination of factors, including low interest rates, the availability of more types of debt financings and a huge demand for yield throughout the world. “What has really helped in the last four years is that financing costs have been at all-time lows,” says Marc Linden, a portfolio counselor in the fund.

Buyouts are also being driven by pools of institutional money seeking a high rate of return, which has created a flow of money going into private equity funds. Since LBOs are financed primarily with debt, private equity investors have used them to apply leverage to assets in a rising market, which allowed them to significantly increase their overall returns.

Another factor has been a growing reliance on the U.S. bank loan market for LBO financing. “Ten years ago, LBOs such as TXU Corp. would not have been possible because there simply wasn’t enough liquidity at the secured bank level to write multibillion-dollar loans, and banks couldn’t take on that much risk,” says Linden. “Today, an increasing number of banks are selling their secured loan debt to institutional investors. Instead of banks being the only primary lenders of secured loans, now certain mutual funds and other institutions can also loan money. That has helped to expand the borrowing base and diversify risk, which has made larger LBOs possible.”

Also fueling the LBO trend has been the willingness of boards of directors to take public companies private. Passage of the Sarbanes-Oxley Act of 2002, which established new standards and oversight for public companies in response to a number of high-profile corporate and accounting scandals, made being a public company more expensive, particularly for smaller companies. “The additional paperwork and headaches that have resulted from Sarbanes-Oxley have created another incentive for managements and boards of directors to get out of the public domain,” says David Daigle, another portfolio counselor in the fund. “As a result, there has been a great transfer from public to private companies over the past few years.”

A wider range of investment opportunities

The boom in LBOs has created both opportunity and risk in the high-yield marketplace. American High-Income Trust’s long-term perspective and focus on fundamental research is helping to capitalize on the newly created opportunities while limiting the potential risks that LBOs pose.

[Begin Sidebar]
[photo of a glass building from street-level looking up]
“Having long-term context in a particular industry helps an analyst to identify companies that have been beaten up unjustifiably and avoid situations where we are not getting paid enough for the risk.”

David Daigle
Portfolio counselor
[End Sidebar]

“We research LBOs and their impact on the market the same way we do any other issue,” says Barclay. “Our same philosophy applies: We understand that markets and the economy have cycles. Our research has helped us invest in companies that have been able to meet their debt obligations over various business and market cycles.”

Overall, say the investment professionals in American High-Income Trust, the LBO trend has been positive for the fund because it has increased the range of investment opportunities for high-yield investors. Historically, companies that became LBO targets usually had specific characteristics, such as a stable cash flow, low debt, fairly low cyclicality and a depressed equity valuation. As a result, some industries never made it onto the radar screen of buyout firms.

“Traditionally, LBOs were done in small companies or in industries that either were not well-known or had small market caps, which we don’t follow much,” says Daigle. “Today, the quality of companies and variety of industries in the high-yield universe have increased substantially.”

Contributing to this greater industry diversification has been the increasing number of blue-chip companies that have entered the high-yield markets. In the past several years, the availability of debt financing and equity capital has led to the buyouts of industry leaders such as HCA Healthcare, an operator of hospitals and outpatient centers in the U.S. and England; Univision, the Spanish-language television network; Harrah’s Entertainment, the casino operator; and Alltel, owner and operator of one of the largest wireless networks in the U.S. For the portfolio counselors in American High-Income Trust, being able to add blue-chip companies to the portfolio has been a positive development. “If you can buy an industry leader, it may represent less risk,” says Daigle.

Reflecting this growth in the number and types of high-yield investments, the percent of the fund’s portfolio that is LBO-related has increased substantially in recent years. “We have an investment in almost every industry,” says Tara Torrens, a fixed-income analyst with the fund. But, she emphasizes, it’s the result of bottom-up research rather than an attempt to follow macroeconomic trends. “Just as we choose our other holdings on an issuer by issuer basis, we evaluate LBOs on a deal by deal basis,” she says.

This increase in volume and the financing needed for these bigger deals has benefited American High-Income Trust in another way. “We have been able to work with private equity sponsors and underwriters to become more involved in structuring deals to make them more advantageous to us,” says Torrens. “Now, we have more control over the investment options themselves.”

Managing risk through research

As has been widely reported, the profusion of LBOs also has a downside. While they have created more investment choices, they have also introduced more risk in the marketplace.

“The good news is that the quality of companies and industries represented in the high-yield universe is as good as I’ve ever seen,” says Daigle. “On the other hand, balance sheets are weak because they are highly leveraged and complex. If the economy goes into a recession, many companies may not be able to meet their debt obligations.”

This would likely lead to an increase in defaults. Defaults have been historically low in recent years, but could return to more normal or even elevated levels if the economy sours. In fact, Moody’s Investors Service is already predicting that default rates for high-yield bonds may triple over the next year, citing the global credit crunch. While that would be a drag on the broader market, it also creates investment opportunities. “When we see an industry where defaults have increased and there’s greater market turmoil, there are often opportunities to buy deeply discounted bonds of good companies,” says Torrens.

Helping the fund to spot these opportunities are the extensive research capabilities of Capital Research and Management Company, adviser to the fund. “Our research coverage of industries is broad,” says Daigle. “We have analysts who have been covering particular industries for years. That really benefits us when the market weakens. Having long-term context in a particular industry helps an analyst to identify companies that have been beaten up unjustifiably and avoid situations where we are not getting paid enough for the risk.”

[Begin Sidebar]
“We understand that markets and the economy have cycles. Our research has helped us invest in companies that have been able to meet their debt obligations over various business and market cycles.”

David Barclay
President of American High-Income Trust

The buyout boom

Since 2000, leveraged buyouts have grown in volume and size. The following chart illustrates the worldwide growth both in the number of LBO transactions and the value of the average deal.

Average value and total number of LBO transactions worldwide
[begin line/bar chart]

	Average deal value ($ millions)	Total number of transactions

2000	189.3	754
2001	120.6	925
2002	186.2	1029
2003	197.1	1278
2004	278.5	1620
2005	389.0	1490
2006	671.4	2454
2007*	1142.4

*Through June 30, 2007

Source: Capital IQ
© Standard & Poor’s 2007
[end line/bar chart]
[End Sidebar]

[Begin Sidebar]
The history of leveraged buyouts

Exactly when the first leveraged buyout occurred is up for debate. They are often traced back to the 1960s, before there were high-yield bond markets. At the time, such acquisitions were called “bootstrap” transactions, which refers to the ability of the acquired company to help pay for itself with its own cash flows.

Harvard Business School credits Kohlberg Kravis Roberts & Co. (KKR) with completing the first LBO in history when it acquired Orkin Exterminating Company in 1964. Other sources cite the 1955 purchase of Waterman Steamship Corp. by McLean Industries as the first. In that transaction, McLean borrowed $42 million and raised an additional $7 million through issues of preferred stock. After the deal was complete, about $20 million in loan debt was paid with Waterman’s cash and assets.

It wasn’t until the late 1980s, however, that the LBO market rose to prominence and the high-yield markets began to develop as a way to finance these transactions. Many buyouts were motivated by opportunities to profit from inefficient and undervalued corporate assets. LBOs became characterized by hostile takeovers and takeover defenses such as management buyouts, where the management of an LBO targeted company would buy back company shares in an attempt to gain control of the company. Perhaps the most famous takeover battle was the 1988 buyout of RJR Nabisco, when private equity firm KKR battled a management team led by F. Ross Johnson. KKR ultimately won, purchasing the company for $25 billion. At the time, it was the most expensive corporate acquisition in history.

By the end of the decade, the boom turned bust as a number of high-profile buyouts led to the eventual bankruptcy of the acquired companies. Because many of these companies were overleveraged, their operating cash flows were not able to meet the high interest payments during the economic slowdown of the early 1990s. Bankruptcies and defaults rose sharply, and the number of LBOs declined as a result.

In the years since, the LBO market has experienced some dramatic changes. “One of the big differences is that the market has matured,” says Tara Torrens, a fixed-income analyst in American High-Income Trust. “In the 1980s, the high-yield markets were just developing and there was a limited buyer base. Today, there are a significant number of investors, a tremendous amount of capital and more financing options, all of which have helped to increase liquidity, diversify risk and lower financing costs.”

By 2006, these trends helped to propel LBOs to historical highs in terms of size, leverage and pricing multiples. Strong returns attracted even more investors and encouraged even bigger deals. But in recent months, costlier financing, tighter credit and diminishing demand among investors are setting the scene for a more volatile market. While only time will tell how the current cycle will play out, one thing is certain: LBOs have had a huge impact on contemporary credit markets, and will remain a major part of the high-yield bond market going forward.

[photo of keys on a calculator - a pair of eyeglasses nearby]
[End Sidebar]

Understanding capital structures

A key to managing risk is to understand how bonds in the portfolio are structured. “One result of the LBO trend is that capital structures are much more complex,” says Daigle. “We have a research team capable of analyzing complex balance sheets, including multiple structures, issuers and bonds within an issuer, each of which may have different covenants and relationships.” A covenant is a provision in a debt agreement that requires one party to either perform or refrain from certain acts; usually, it is a restriction designed to protect the lender’s interest.

In addition to market risk, there are risks to current bondholders of the companies that are bought out by private equity investors. That’s because financing is often obtained by issuing additional debt that’s senior to that held by existing bondholders. When that happens, existing bondholders are pushed down in the capital structure, which means they are less protected in the case of a default. Consequently, spreads tend to widen significantly, which can negatively impact prices in the short term. “We understand from the covenant the risk of being pushed down in the capital structure,” says Torrens. “We look at factors that make companies LBO targets and try to avoid those types of investments if we aren’t being compensated appropriately for the risk.”

There is no rule of thumb as to which kinds of issuers or capital structure are considered. “We evaluate the risk-reward ratio,” Daigle emphasizes. “We look at pricing, structure, covenants — and then determine how much we’re getting paid to take those risks. Our goal is to find the right companies with balance sheets we believe will generate attractive investment returns.”

LBOs enter a new cycle

In recent months, LBO growth has slowed as financing has become costlier and investor appetite has waned. In addition, the high-yield market is trying to absorb a significant amount of supply, which is expected to add to the volatility that the market has experienced in recent months. “The popularity of LBOs has always been cyclical and a downturn is inevitable,” says Daigle. “We are preparing for the slowdown and the end of the boom cycle by understanding the companies we own and what kind of leverage they can support.”

Despite the current concerns in the market, Torrens believes a correction will be positive for the fund. “We are seeing lower prices, more prudent refinancing and promising investment opportunities,” she says. “From our perspective, it’s a good environment because we are focused on credit quality and finding value.”

Adds Barclay, “We expect the current slowdown to mark the end of what has been a cycle of very aggressive LBOs and very aggressive financing. As we enter a new phase, we expect leverage ratios to be lower, which we believe will be healthy for the market overall. It marks a shift in LBOs, but certainly not the end of them.”

[Begin Pull Quote]
[close-up photo of the glass panels on a building]
“We are seeing lower prices, more prudent refinancing and promising investment opportunities. From our perspective, it’s a good environment because we are focused on credit quality and finding value.”

Tara Torrens
Fixed-income analyst
[End Pull Quote]

Summary investment portfolio,September 30, 2007

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
U.S. corporate bonds & notes	63.1%
Non-U.S. corporate bonds & notes	12.6
Corporate loans	7.5
Non-U.S. government & government agency bonds & notes	4.7
Common stocks & warrants	3.6
Convertible securities	0.7
Preferred securities	1.3
Other	1.6
Short-term securities & other assets less liabilities	4.9
[end pie chart]

	Principal amount (000)	Market value (000)	Percent of net assets

Bonds, notes & other debt instruments - 89.57%

Corporate bonds, notes & loans - 83.18%
Consumer discretionary - 25.35%
Charter Communications Operating LLC, Term Loan Facilities B:
Delayed Draw, 7.13% 2014 (1) (2) (3)	$79,400	$76,919
7.36% 2014 (1) (2) (3)	54,550	52,845
Charter Communications Operating LLC and Charter Communications Operating Capital Corp.:
8.00% 2012 (4)	61,665	61,665
8.375% 2014 (4)	37,800	38,178
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	50,065	50,566
CCH I, LLC and CCH I Capital Corp. 11.00% 2015	41,075	41,794
CCH II, LLC and CCH II Capital Corp. 10.25% 2010	14,105	14,493
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 11.75%-13.50% 2011-2012	14,375	14,089	2.64%
Univision Communications Inc.:
9.75% 2015 (4) (5)	76,050	74,529
First Lien Term Loan B, 7.61% 2014 (1) (2) (3)	49,975	47,414
7.85% 2011	12,535	12,598
Term Loan, 7.629% 2009 (1) (2) (3)	11,595	11,518	1.10
General Motors Corp.:
7.20% 2011	83,370	79,827
7.25% 2013	€3,000	4,032
6.375%-8.80% 2008-2033	$66,765	60,992	1.09
Michaels Stores, Inc. 10.00% 2014	76,550	78,846.59
Ford Motor Co.:
Term Loan, 8.70% 2013 (1) (2) (3)	38,927	37,856
6.50%-9.50%% 2011-2031	33,998	27,913
Ford Capital BV 9.50% 2010	4,000	4,000.52
CanWest Media Inc., Series B, 8.00% 2012	59,248	58,359.44
Young Broadcasting Inc. 10.00% 2011	52,810	48,981.37
Bon-Ton Department Stores, Inc. 10.25% 2014	52,040	48,918.37
Grupo Posadas, SA de CV 8.75% 2011 (4)	46,225	47,496.36
Other securities		2,374,104	17.87
		3,367,932	25.35

Telecommunication services - 10.29%
Windstream Corp.:
8.125% 2013	103,600	109,557
8.625% 2016	12,300	13,176
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015	37,160	38,989	1.22
Dobson Communications Corp. 8.875%-9.61% 2012-2013 (1)	60,975	64,301
Dobson Cellular Systems, Inc. 8.375%-9.875% 2011-2012	45,415	48,806
American Cellular Corp.:
Term Loan, 7.36% 2014 (1) (2) (3)	21,197	21,157
10.00% 2011	6,350	6,667	1.06
Triton PCS, Inc. 8.50% 2013 (6)	113,840	119,674.90
American Tower Corp. 7.125% 2012	64,360	66,130.50
MetroPCS Wireless, Inc. 9.25% 2014 (4)	55,025	56,401.42
Rural Cellular Corp. 8.621% 2013 (1) (4)	48,875	50,341.38
Nextel Communications, Inc., Series D, 7.375% 2015	47,808	48,628.37
Other securities		723,327	5.44
		1,367,154	10.29

Industrials - 10.16%
DAE Aviation Holdings, Inc.:
Term Loan B, 9.00% 2014 (1) (2)	57,125	57,125
11.25% 2015 (4)	66,070	69,373.95
Nielsen Finance LLC and Nielsen Finance Co.:
10.00% 2014	59,500	63,219
0%/12.50% 2016 (7)	81,050	57,140.91
Hawker Beechcraft 8.875% 2015 (4) (5)	58,480	59,065.44
Accuride Corp. 8.50% 2015	53,595	51,719.39
Other securities		992,319	7.47
		1,349,960	10.16

Financials - 6.65%
Ford Motor Credit Co.:
8.11% 2012 (1)	71,750	67,858
5.625%-9.875% 2008-2016 (1)	70,270	69,414	1.03
Realogy Corp.:
10.50% 2014 (4)	98,930	84,585
Term Loan, 5.32%-8.36% 2013 (1) (2) (3)	32,312	30,427
11.00%-12.375% 2014-2015 (4) (5)	25,225	20,098	1.02
Other securities		610,478	4.60
		882,860	6.65

Health care - 6.61%
HealthSouth Corp.:
10.75% 2016	86,990	91,992
11.409% 2014 (1)	57,805	60,551	1.15
Tenet Healthcare Corp.:
9.875% 2014	86,260	79,359
6.375%-9.25% 2011-2031	73,950	65,197	1.09
VWR International, Inc. 10.25% 2015 (1) (4) (5)	117,360	113,839.86
HCA Inc., Term Loan B, 7.448% 2013 (1) (2) (3)	98,257	96,460.72
PTS Acquisition Corp. 9.50% 2015 (4) (5)	60,430	57,409.43
Elan Finance PLC and Elan Finance Corp. 8.875% 2013	54,850	54,164.41
Warner Chilcott Corp. 8.75% 2015	46,274	48,125.36
Other securities		210,720	1.59
		877,816	6.61

Materials - 6.43%
Georgia Gulf Corp. 9.50% 2014	67,115	61,746.47
Other securities		791,899	5.96
		853,645	6.43

Information technology - 5.25%
NXP BV and NXP Funding LLC:
9.50% 2015	129,445	121,031
7.875%-8.11% 2013-2014 (1)	42,425	40,754	1.22
First Data Corp., Term Loan B2, 8.00% 2014 (1) (2) (3)	78,500	75,990.57
Sanmina-SCI Corp. 8.125% 2016	83,775	72,884.55
Hughes Communications, Inc. 9.50% 2014	53,375	54,042.41
Other securities		332,484	2.50
		697,185	5.25

Energy - 5.21%
Williams Companies, Inc.:
8.75% 2032	71,030	82,128
6.375%-8.125% 2010-2021 (1) (4)	57,750	59,893
Williams Partners L.P. and Williams Partners Finance Corp. 7.25%-7.50% 2011-2017	39,375	40,690
Transcontinental Gas Pipe Line Corp. 6.40%-7.25% 2016-2026	16,310	16,959
Northwest Pipeline Corp. 7.00% 2016	7,030	7,338	1.56
Enterprise Products Operating LP:
8.375% 2066 (1)	45,240	46,568
7.034% 2068 (1)	61,555	56,486.77
Kinder Morgan Inc., Term Loan B, 6.63% 2013 (1) (2) (3)	56,387	55,428.42
Drummond Co., Inc. 7.375% 2016 (4)	49,705	46,474.35
Other securities		280,749	2.11
		692,713	5.21

Consumer staples - 3.67%
Stater Bros. Holdings Inc. 8.125% 2012	48,555	49,708.37
Other securities		438,072	3.30
		487,780	3.67

Utilities - 3.56%
Edison Mission Energy:
7.50% 2013	44,900	46,247
7.00%-7.75% 2016-2027 (4)	129,325	128,842
Midwest Generation, LLC 8.56% 2016 (2)	39,629	42,403
Homer City Funding LLC 8.734% 2026 (2)	9,251	10,361	1.72
Other securities		244,734	1.84
		472,587	3.56

Total corporate bonds, notes & loans		11,049,632	83.18

Non-U.S. government & government agency bonds & notes - 4.77%
Brazil (Federal Republic of):
10.00% 2014-2017 (8)	BRL73,000	36,835
Global 10.25% 2028 (8)	15,000	8,607
Global 7.125%-10.50% 2014-2040 (2)	$ 24,805	30,944
Brazilian Treasury Bill 6.00% 2010-2045 (8) (9)	BRL118,699	62,966	1.05
Other securities		494,716	3.72
		634,068	4.77

Other - 1.62%
U.S. Treasury 6.00% 2026	$58,500	66,279.50
Other securities		149,322	1.12
		215,601	1.62

Total bonds, notes & other debt instruments (cost: $11,988,873,000)		11,899,301	89.57

		Market value (000)	Percent of net assets

Convertible securities - 0.69%

Other - 0.69%
Other securities		92,151.69

Total convertible securities (cost: $74,644,000)		92,151.69

		Market value (000)	Percent of net assets

Preferred securities - 1.27%

Other - 1.27%
Other securities		168,359	1.27

Total preferred securities (cost: $165,377,000)		168,359	1.27

		Market value (000)	Percent of net assets

Common stocks - 3.60%	Shares

Telecommunication services - 2.35%
SunCom Wireless Holdings, Inc., Class A (6) (10)	7,554,434	194,904	1.47%
Dobson Communications Corp., Class A (10)	3,435,685	43,942.33
Other securities		73,205.55
		312,051	2.35

Other - 0.81%
Other securities		107,234.81

Miscellaneous - 0.44%
Other common stocks in initial period of acquisition		58,521.44

Total common stocks (cost: $369,636,000)		477,806	3.60

		Market value (000)	Percent of net assets

Warrants - 0.00%

Telecommunication services - 0.00%
Other securities		38.00

Total warrants (cost: $1,100,000)		38.00

	Principal amount (000)	Market value (000)	Percent of net assets

Short-term securities - 4.35%

Procter & Gamble Co. 4.75%-5.21% due 10/31-12/14/2007 (4) (11)	$91,100	90,431
Procter & Gamble International Funding S.C.A. 4.77%-5.23% due 10/16-12/10/2007 (4) (11)	75,000	74,430	1.24
Federal Farm Credit Banks 4.70%-5.13% due 10/9-11/1/2007 (11)	89,500	89,271.67
Wal-Mart Stores Inc. 4.72%-5.28% due 10/9-12/11/2007 (4) (11)	59,300	58,995.45
Federal Home Loan Bank 4.75%-5.125% due 10/5-12/7/2007 (11)	55,100	54,827.41

Other securities		210,304	1.58

Total short-term securities (cost: $578,337,000)		578,258	4.35

Total investment securities (cost: $13,177,967,000)		13,215,913	99.48
Other assets less liabilities		69,123.52

Net assets		$13,285,036	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

 "Other securities" includes all issues that are not disclosed separately in the summary investment portfolio, including securities purchased in transactions exempt from registration under the Securities Act of 1933 which may be subject to legal or contractual restrictions on resale.  The total value of all such restricted securities was $50,960,000, which represented .38% of the net assets of the fund.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company.  The fund's affiliated holdings listed below are either shown in the preceding summary investment portfolio or included in the market value of "Other securities" under their respective industry sectors. Further details on these holdings and related transactions during the year ended September 30, 2007, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividend and interest income (000)	Market value of affiliates at 9/30/07 (000)

SunCom Wireless Holdings, Inc., Class A (10)	-	$90,653,206	$83,098,772	7,554,434	$-	$194,904
Triton PCS, Inc. 8.50% 2013	$113,840,000	-	-	$113,840,000	10,298	119,674
Triton PCS, Inc. 8.75% 2011	$46,050,000	-	46,050,000	$-	3,395	-
Triton PCS, Inc. 9.375% 2011	$60,855,000	-	60,855,000	$-	4,643	-
ZiLOG, Inc. (10)	1,140,500	-	-	1,140,500	-	4,151
ZiLOG, Inc. - MOD III Inc., units (10)	1,868	-	1,868	-	-	-
Clarent Hospital Corp. (7) (8) (10)	576,849	-	-	576,849	-	58
					$18,336	$318,787

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Coupon rate may change periodically.
(2) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(3) Loan participations and assignments; the total value of all such loans, including those in "Other securities" in the summary investment portfolio, was $996,322,000, which represented 7.50% of the net assets of the fund.

(4) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in a transaction exempt from registration, normally to qualified institutional buyers.
The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $2,865,989,000, which represented 21.57% of the net assets of the fund.
(5) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(6) Represents an affiliated company as defined under the Investment Company Act of 1940.
(7) Step bond; coupon rate will increase at a later date.
(8) Valued under fair value procedures adopted by authority of the board of trustees.
The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $640,572,000.
(9) Index-linked bond whose principal amount moves with a government retail price index.
(10) Security did not produce income during the last 12 months.
(11) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

The industry classifications shown in the summary investment portfolio were obtained from sources believed to be reliable and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at September 30, 2007	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $12,919,832)	$12,897,126
Affiliated issuers (cost: $258,135)	318,787	$13,215,913
Cash		671
Receivables for:
Sales of investments	53,011
Sales of fund's shares	35,060
Dividends and interest	259,011	347,082
		13,563,666
Liabilities:
Payables for:
Purchases of investments	226,046
Repurchases of fund's shares	24,590
Dividends on fund's shares	17,405
Open forward currency contracts	1,560
Investment advisory services	3,121
Services provided by affiliates	5,582
Trustees' deferred compensation	135
Other	191	278,630
Net assets at September 30, 2007		$13,285,036

Net assets consist of:
Capital paid in on shares of beneficial interest		$13,210,973
Undistributed net investment income		37,476
Accumulated net realized loss		(158)
Net unrealized appreciation		36,745
Net assets at September 30, 2007		$13,285,036

Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized (1,075,506 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*

Class A	$9,516,467	770,417	$12.35
Class B	755,759	61,183	12.35
Class C	1,045,438	84,635	12.35
Class F	1,165,809	94,379	12.35
Class 529-A	124,147	10,050	12.35
Class 529-B	20,775	1,682	12.35
Class 529-C	52,473	4,248	12.35
Class 529-E	7,024	569	12.35
Class 529-F	5,609	454	12.35
Class R-1	13,076	1,059	12.35
Class R-2	137,903	11,164	12.35
Class R-3	185,852	15,046	12.35
Class R-4	117,627	9,523	12.35
Class R-5	137,077	11,097	12.35
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $12.83 each.

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2007	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $438; also includes
$18,336 from affiliates)	$1,007,393
Dividends	19,054	$1,026,447

Fees and expenses(*):
Investment advisory services	40,887
Distribution services	47,033
Transfer agent services	9,535
Administrative services	4,457
Reports to shareholders	458
Registration statement and prospectus	763
Postage, stationery and supplies	1,001
Trustees' compensation	105
Auditing and legal	122
Custodian	428
State and local taxes	116
Other	82
Total fees and expenses before reimbursements/waivers	104,987
Less reimbursements/waivers of fees and expenses:
Investment advisory services	4,089
Administrative services	241
Total fees and expenses after reimbursements/waivers		100,657
Net investment income		925,790

Net realized gain and unrealized
depreciation on investments and non-U.S. currency:
Net realized gain (loss) on:
Investments (including $40,960 net gain from affiliates)	161,149
Non-U.S. currency transactions	(7,116)	154,033
Net unrealized depreciation on:
Investments	(172,444)
Non-U.S. currency translations	(1,525)	(173,969)
Net realized gain and unrealized depreciation on investments and non-U.S. currency		(19,936)
Net increase in net assets resulting from operations		$905,854

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended September 30
	2007	2006
Operations:
Net investment income	$925,790	$773,220
Net realized gain on investments and non-U.S. currency transactions	154,033	94,929
Net unrealized depreciation on investments and non-U.S. currency translations	(173,969)	(43,452)
Net increase in net assets resulting from operations	905,854	824,697

Dividends paid or accrued to shareholders from net investment income and non-U.S. currency gain	(914,620)	(791,733)

Net capital share transactions	1,967,445	1,230,972

Total increase in net assets	1,958,679	1,263,936

Net assets:
Beginning of year	11,326,357	10,062,421
End of year (including undistributed net investment income: $37,476 and $28,765, respectively)	$13,285,036	$11,326,357

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization– American High-Income Trust (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

The fund offers 14 share classes consisting of four retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies– The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation– Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income– Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders– Dividends paid to shareholders are declared daily from net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation– Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Forward currency contracts– The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown on the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Loan transactions– The fund may enter into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan's interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal. Risks may arise due to the delayed settlement date of the loan transaction and the ability of the agent and/or borrower to meet the obligations of the loan.

2.	Non-U.S. investments

Investment risk – The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation– Dividend and interest income is recorded net of non-U.S. taxes paid. Realized and unrealized gains on securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on realized and unrealized gains to provide for potential non-U.S. taxes payable on these securities. As of September 30, 2007, the liability for non-U.S. taxes based on realized gains was $77,000. As of September 30, 2007, there were no non-U.S. taxes provided on unrealized gains.

3.	Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

The fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the fund.

As of and during the period ended September 30, 2007, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2003, by state tax authorities for tax years before 2002 and by non-U.S. tax authorities for tax years before 2004.

Distributions– Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended September 30, 2007, the fund reclassified $2,389,000 from undistributed net investment income to accumulated net realized loss; and $70,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of September 30, 2007, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$66,708
Post-October non-U.S. currency loss deferrals (realized during the period November 1, 2006, through September 30, 2007)*	(2,667)
Undistributed long-term capital gain†	6,949
Gross unrealized appreciation on investment securities	499,683
Gross unrealized depreciation on investment securities	(470,355)
Net unrealized appreciation on investment securities	29,328
Cost of investment securities	13,186,585

* These deferrals are considered incurred in the subsequent year.
† Reflects the utilization of capital loss carryforwards of $146,129,000.

Ordinary income distributions paid or accrued to shareholders from net investment income and non-U.S. currency gains were as follows (dollars in thousands):

	Year ended September 30
Share class	2007	2006
Class A	$673,938	$593,936
Class B	51,158	52,530
Class C	64,794	56,047
Class F	75,998	54,509
Class 529-A	8,047	5,972
Class 529-B	1,272	1,102
Class 529-C	3,073	2,402
Class 529-E	432	338
Class 529-F	355	260
Class R-1	680	474
Class R-2	8,052	6,088
Class R-3	11,472	7,856
Class R-4	7,040	4,334
Class R-5	8,309	5,885
Total	$914,620	$791,733

4.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, SM Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services– The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees were based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.14% on such assets in excess of $10 billion. The board of trustees approved an amended agreement effective November 1, 2007, decreasing the annual rate on net assets in excess of $15 billion from a rate of 0.14% to a rate of 0.135%. The agreement also provides for monthly fees, accrued daily, based on a declining series of rates beginning with 3.00% on the first $8,333,333 of the fund's monthly gross income and decreasing to 1.50% on such income in excess of $50 million. CRMC is currently waiving 10% of investment advisory services fees. During the year ended September 30, 2007, total investment advisory services fees waived by CRMC were $4,089,000. As a result, the fee shown on the accompanying financial statements of $40,887,000, which was equivalent to an annualized rate of 0.319%, was reduced to $36,798,000, or 0.287% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted on the following page. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2007, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services– The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended September 30, 2007, the total administrative services fees paid by CRMC were $2,000 and $239,000 for Class R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended September 30, 2007, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$23,491	$8,765	Not applicable	Not applicable	Not applicable
Class B	7,823	770	Not applicable	Not applicable	Not applicable
Class C	10,021	Included in administrative services	$1,225	$184	Not applicable
Class F	2,630		998	227	Not applicable
Class 529-A	240		92	16	$112
Class 529-B	198		16	6	20
Class 529-C	480		40	13	48
Class 529-E	31		5	1	6
Class 529-F	-		4	1	5
Class R-1	106		13	12	Not applicable
Class R-2	935		178	572	Not applicable
Class R-3	833		222	164	Not applicable
Class R-4	245		138	22	Not applicable
Class R-5	Not applicable		109	8	Not applicable
Total	$47,033	$9,535	$3,040	$1,226	$191

Trustees’ deferred compensation– Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $105,000, shown on the accompanying financial statements, includes $76,000 in current fees (either paid in cash or deferred) and a net increase of $29,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

5.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net increase (decrease)
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2007
Class A	$2,599,636	206,346	$536,365	42,801	$(1,902,067)	(152,186)	$1,233,934	96,961
Class B	100,652	7,985	35,448	2,827	(142,227)	(11,372)	(6,127)	(560)
Class C	335,555	26,621	45,464	3,628	(204,959)	(16,409)	176,060	13,840
Class F	567,759	45,127	55,726	4,448	(299,941)	(23,998)	323,544	25,577
Class 529-A	38,433	3,050	8,058	643	(14,230)	(1,139)	32,261	2,554
Class 529-B	3,620	287	1,275	102	(1,775)	(142)	3,120	247
Class 529-C	17,218	1,366	3,076	245	(7,875)	(630)	12,419	981
Class 529-E	2,154	172	432	35	(851)	(68)	1,735	139
Class 529-F	2,248	179	354	28	(1,015)	(81)	1,587	126
Class R-1	6,443	513	673	54	(2,333)	(185)	4,783	382
Class R-2	64,051	5,089	8,017	640	(39,894)	(3,180)	32,174	2,549
Class R-3	97,675	7,775	11,452	914	(56,548)	(4,518)	52,579	4,171
Class R-4	72,689	5,787	7,051	563	(34,470)	(2,750)	45,270	3,600
Class R-5	79,624	6,325	7,422	593	(32,940)	(2,638)	54,106	4,280
Total net increase
(decrease)	$3,987,757	316,622	$720,813	57,521	$(2,741,125)	(219,296)	$1,967,445	154,847

Year ended September 30, 2006
Class A	$1,836,967	150,540	$464,940	38,136	$(1,488,356)	(122,025)	$813,551	66,651
Class B	83,910	6,876	35,821	2,939	(132,928)	(10,896)	(13,197)	(1,081)
Class C	215,416	17,646	39,011	3,200	(189,470)	(15,533)	64,957	5,313
Class F	422,946	34,663	39,769	3,262	(255,884)	(20,984)	206,831	16,941
Class 529-A	27,498	2,253	5,944	488	(8,085)	(663)	25,357	2,078
Class 529-B	2,686	220	1,099	90	(1,455)	(119)	2,330	191
Class 529-C	11,808	968	2,389	196	(6,128)	(502)	8,069	662
Class 529-E	1,527	125	337	28	(682)	(56)	1,182	97
Class 529-F	1,418	116	258	21	(450)	(37)	1,226	100
Class R-1	4,022	330	468	38	(2,189)	(180)	2,301	188
Class R-2	48,334	3,959	6,045	496	(23,306)	(1,910)	31,073	2,545
Class R-3	69,151	5,670	7,805	640	(40,631)	(3,334)	36,325	2,976
Class R-4	45,516	3,729	4,297	352	(19,679)	(1,615)	30,134	2,466
Class R-5	35,308	2,894	4,732	388	(19,207)	(1,576)	20,833	1,706
Total net increase
(decrease)	$2,806,507	229,989	$612,915	50,274	$(2,188,450)	(179,430)	$1,230,972	100,833

(*) Includes exchanges between share classes of the fund.

6.	Forward currency contracts

As of September 30, 2007, the fund had open forward currency contracts to sell non-U.S. currencies as follows (amounts in thousands):

	Contract amount		U.S. valuation at September 30, 2007

Non-U.S. currency contracts	Non-U.S.	U.S.	Amount	Unrealized depreciation

Sales:

Euros
expiring 10/12 to 12/14/2007	€39,061	$54,225	$55,785	$(1,560)

7.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $6,973,751,000 and $4,957,390,000, respectively, during the year ended September 30, 2007.

Financial highlights

		Income from investment operations (1)

	Net asset value, beginning of year	Net investment income	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net assets, value, end of year	Total return (2) (3)	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers	(3)	Ratio of net income to average net assets	(3)

Class A:
Year ended 9/30/2007	$12.30	$.93	$.04	$.97	$(.92)	$12.35	7.99%	$9,516	.69%	.66%		7.35%
Year ended 9/30/2006	12.27	.92	.05	.97	(.94)	12.30	8.26	8,285	.69	.65		7.52
Year ended 9/30/2005	12.26	.89	.01	.90	(.89)	12.27	7.54	7,448	.68	.65		7.17
Year ended 9/30/2004	11.88	.87	.35	1.22	(.84)	12.26	10.57	6,920	.67	.67		7.19
Year ended 9/30/2003	9.62	.93	2.25	3.18	(.92)	11.88	34.30	6,235	.75	.75		8.49
Class B:
Year ended 9/30/2007	12.30	.83	.04	.87	(.82)	12.35	7.19	756	1.44	1.41		6.62
Year ended 9/30/2006	12.27	.83	.05	.88	(.85)	12.30	7.44	760	1.46	1.42		6.76
Year ended 9/30/2005	12.26	.80	.01	.81	(.80)	12.27	6.72	771	1.45	1.43		6.39
Year ended 9/30/2004	11.88	.78	.35	1.13	(.75)	12.26	9.71	794	1.46	1.46		6.40
Year ended 9/30/2003	9.62	.84	2.25	3.09	(.83)	11.88	33.28	736	1.51	1.51		7.63
Class C:
Year ended 9/30/2007	12.30	.83	.04	.87	(.82)	12.35	7.14	1,045	1.48	1.45		6.55
Year ended 9/30/2006	12.27	.82	.05	.87	(.84)	12.30	7.39	871	1.50	1.46		6.71
Year ended 9/30/2005	12.26	.79	.01	.80	(.79)	12.27	6.65	804	1.51	1.49		6.32
Year ended 9/30/2004	11.88	.77	.35	1.12	(.74)	12.26	9.62	812	1.54	1.54		6.31
Year ended 9/30/2003	9.62	.83	2.25	3.08	(.82)	11.88	33.17	772	1.60	1.60		7.49
Class F:
Year ended 9/30/2007	12.30	.92	.04	.96	(.91)	12.35	7.98	1,166	.70	.67		7.32
Year ended 9/30/2006	12.27	.92	.05	.97	(.94)	12.30	8.23	846	.71	.68		7.47
Year ended 9/30/2005	12.26	.88	.01	.89	(.88)	12.27	7.45	637	.76	.74		7.07
Year ended 9/30/2004	11.88	.86	.35	1.21	(.83)	12.26	10.44	578	.79	.78		7.05
Year ended 9/30/2003	9.62	.92	2.25	3.17	(.91)	11.88	34.17	470	.84	.84		8.26
Class 529-A:
Year ended 9/30/2007	12.30	.92	.04	.96	(.91)	12.35	7.92	124	.76	.72		7.30
Year ended 9/30/2006	12.27	.91	.05	.96	(.93)	12.30	8.21	92	.74	.70		7.47
Year ended 9/30/2005	12.26	.88	.01	.89	(.88)	12.27	7.44	66	.77	.75		7.09
Year ended 9/30/2004	11.88	.86	.35	1.21	(.83)	12.26	10.48	48	.76	.76		7.12
Year ended 9/30/2003	9.62	.92	2.25	3.17	(.91)	11.88	34.17	28	.77	.77		8.36
Class 529-B:
Year ended 9/30/2007	12.30	.82	.04	.86	(.81)	12.35	7.06	21	1.56	1.53		6.50
Year ended 9/30/2006	12.27	.81	.05	.86	(.83)	12.30	7.30	18	1.58	1.55		6.63
Year ended 9/30/2005	12.26	.77	.01	.78	(.77)	12.27	6.52	15	1.64	1.61		6.22
Year ended 9/30/2004	11.88	.75	.35	1.10	(.72)	12.26	9.47	12	1.67	1.67		6.20
Year ended 9/30/2003	9.62	.82	2.25	3.07	(.81)	11.88	33.01	7	1.73	1.73		7.36
Class 529-C:
Year ended 9/30/2007	12.30	.82	.04	.86	(.81)	12.35	7.07	52	1.55	1.52		6.50
Year ended 9/30/2006	12.27	.81	.05	.86	(.83)	12.30	7.31	40	1.57	1.54		6.64
Year ended 9/30/2005	12.26	.77	.01	.78	(.77)	12.27	6.53	32	1.63	1.60		6.23
Year ended 9/30/2004	11.88	.75	.35	1.10	(.72)	12.26	9.49	25	1.66	1.66		6.21
Year ended 9/30/2003	9.62	.82	2.25	3.07	(.81)	11.88	33.03	16	1.71	1.71		7.43
Class 529-E:
Year ended 9/30/2007	12.30	.88	.04	.92	(.87)	12.35	7.62	7	1.04	1.01		7.01
Year ended 9/30/2006	12.27	.88	.05	.93	(.90)	12.30	7.88	5	1.05	1.01		7.17
Year ended 9/30/2005	12.26	.84	.01	.85	(.84)	12.27	7.09	4	1.10	1.07		6.77
Year ended 9/30/2004	11.88	.82	.35	1.17	(.79)	12.26	10.06	3	1.13	1.13		6.75
Year ended 9/30/2003	9.62	.88	2.25	3.13	(.87)	11.88	33.73	2	1.18	1.18		7.94
Class 529-F:
Year ended 9/30/2007	$12.30	$.94	$.04	$.98	$(.93)	$12.35	8.15%	$6	.54%	.51%		7.51%
Year ended 9/30/2006	12.27	.94	.05	.99	(.96)	12.30	8.41	4	.55	.52		7.66
Year ended 9/30/2005	12.26	.88	.01	.89	(.88)	12.27	7.45	3	.75	.72		7.13
Year ended 9/30/2004	11.88	.85	.35	1.20	(.82)	12.26	10.34	2	.88	.88		6.99
Year ended 9/30/2003	9.62	.91	2.25	3.16	(.90)	11.88	34.06	1	.92	.92		7.96
Class R-1:
Year ended 9/30/2007	12.30	.82	.04	.86	(.81)	12.35	7.08	13	1.57	1.52		6.50
Year ended 9/30/2006	12.27	.82	.05	.87	(.84)	12.30	7.35	8	1.59	1.50		6.68
Year ended 9/30/2005	12.26	.78	.01	.79	(.78)	12.27	6.61	6	1.61	1.52		6.35
Year ended 9/30/2004	11.88	.76	.35	1.11	(.73)	12.26	9.59	3	1.68	1.56		6.32
Year ended 9/30/2003	9.62	.83	2.25	3.08	(.82)	11.88	33.16	1	2.01	1.60		7.20
Class R-2:
Year ended 9/30/2007	12.30	.82	.04	.86	(.81)	12.35	7.13	138	1.69	1.47		6.56
Year ended 9/30/2006	12.27	.82	.05	.87	(.84)	12.30	7.37	106	1.90	1.48		6.70
Year ended 9/30/2005	12.26	.79	.01	.80	(.79)	12.27	6.64	74	1.94	1.49		6.36
Year ended 9/30/2004	11.88	.77	.35	1.12	(.74)	12.26	9.63	44	2.10	1.53		6.36
Year ended 9/30/2003	9.62	.84	2.25	3.09	(.83)	11.88	33.21	15	2.31	1.57		7.34
Class R-3:
Year ended 9/30/2007	12.30	.88	.04	.92	(.87)	12.35	7.58	186	1.07	1.04		6.98
Year ended 9/30/2006	12.27	.87	.05	.92	(.89)	12.30	7.84	134	1.08	1.05		7.13
Year ended 9/30/2005	12.26	.84	.01	.85	(.84)	12.27	7.06	97	1.13	1.10		6.74
Year ended 9/30/2004	11.88	.82	.35	1.17	(.79)	12.26	10.05	58	1.15	1.14		6.76
Year ended 9/30/2003	9.62	.88	2.25	3.13	(.87)	11.88	33.71	14	1.28	1.18		7.74
Class R-4:
Year ended 9/30/2007	12.30	.92	.04	.96	(.91)	12.35	7.93	118	.75	.72		7.30
Year ended 9/30/2006	12.27	.91	.05	.96	(.93)	12.30	8.19	73	.75	.72		7.46
Year ended 9/30/2005	12.26	.88	.01	.89	(.88)	12.27	7.46	42	.75	.72		7.14
Year ended 9/30/2004	11.88	.86	.35	1.21	(.83)	12.26	10.45	24	.79	.78		7.11
Year ended 9/30/2003	9.62	.92	2.25	3.17	(.91)	11.88	34.17	9	.86	.83		8.13
Class R-5:
Year ended 9/30/2007	12.30	.96	.04	1.00	(.95)	12.35	8.26	137	.44	.41		7.61
Year ended 9/30/2006	12.27	.95	.05	1.00	(.97)	12.30	8.51	84	.46	.42		7.75
Year ended 9/30/2005	12.26	.92	.01	.93	(.92)	12.27	7.78	63	.46	.43		7.37
Year ended 9/30/2004	11.88	.90	.35	1.25	(.87)	12.26	10.80	74	.47	.47		7.39
Year ended 9/30/2003	9.62	.95	2.25	3.20	(.94)	11.88	34.61	75	.52	.52		8.77

	Year ended September 30
	2007	2006	2005	2004	2003

Portfolio turnover rate for all classes of shares	42%	41%	39%	39%	41%

(1) Based on average shares outstanding.
(2) Total returns exclude all sales charges, including contingent deferred sales charges.
(3) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the years shown, CRMC reduced fees for investment advisory services. In addition, during some of the years shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American High-Income Trust:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of American High-Income Trust (the “Fund”), as of September 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American High-Income Trust as of September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
November 7, 2007

Expense example
unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007, through September 30, 2007).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4/1/2007	Ending account value 9/30/2007	Expenses paid during period*	Annualized expense ratio
Class A -- actual return	$1,000.00	$1,006.91	$3.27	.65%
Class A -- assumed 5% return	1,000.00	1,021.81	3.29	.65
Class B -- actual return	1,000.00	1,003.14	7.03	1.40
Class B -- assumed 5% return	1,000.00	1,018.05	7.08	1.40
Class C -- actual return	1,000.00	1,002.88	7.28	1.45
Class C -- assumed 5% return	1,000.00	1,017.80	7.33	1.45
Class F -- actual return	1,000.00	1,006.83	3.37	.67
Class F -- assumed 5% return	1,000.00	1,021.71	3.40	.67
Class 529-A -- actual return	1,000.00	1,006.60	3.57	.71
Class 529-A -- assumed 5% return	1,000.00	1,021.51	3.60	.71
Class 529-B -- actual return	1,000.00	1,002.51	7.63	1.52
Class 529-B -- assumed 5% return	1,000.00	1,017.45	7.69	1.52
Class 529-C -- actual return	1,000.00	1,002.56	7.63	1.52
Class 529-C -- assumed 5% return	1,000.00	1,017.45	7.69	1.52
Class 529-E -- actual return	1,000.00	1,005.13	5.08	1.01
Class 529-E -- assumed 5% return	1,000.00	1,020.00	5.11	1.01
Class 529-F -- actual return	1,000.00	1,007.65	2.57	.51
Class 529-F -- assumed 5% return	1,000.00	1,022.51	2.59	.51
Class R-1 -- actual return	1,000.00	1,002.50	7.68	1.53
Class R-1 -- assumed 5% return	1,000.00	1,017.40	7.74	1.53
Class R-2 -- actual return	1,000.00	1,002.83	7.33	1.46
Class R-2 -- assumed 5% return	1,000.00	1,017.75	7.38	1.46
Class R-3 -- actual return	1,000.00	1,004.92	5.28	1.05
Class R-3 -- assumed 5% return	1,000.00	1,019.80	5.32	1.05
Class R-4 -- actual return	1,000.00	1,006.59	3.62	.72
Class R-4 -- assumed 5% return	1,000.00	1,021.46	3.65	.72
Class R-5 -- actual return	1,000.00	1,008.17	2.06	.41
Class R-5 -- assumed 5% return	1,000.00	1,023.01	2.08	.41

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period (183), and divided by 365 (to reflect the one-half year period).

Tax information
                                                                               unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2007:

Qualified dividend income	$14,830,000
Corporate dividends received deduction	4,561,000
U.S. government income that may be exempt from state taxation	5,850,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2008, to determine the calendar year amounts to be included on their 2007 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2008. The agreement was amended to add an additional advisory fee breakpoint if and when the fund’s net assets exceed $15 billion. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its primary objective of providing a high level of current income and its secondary objective of capital appreciation. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s short- and long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase and the 10% advisory fee waiver in effect since April 2005. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the fund. They noted that, although the fees paid by those clients generally were lower than those paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the impact of CRMC’s current 10% advisory fee waiver, reflecting benefits that may accrue from growth in assets. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Other share class results
unaudited

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com

Class B, Class C, Class F and Class 529
Average annual total returns for periods ended September 30, 2007:	1 year	5 years	Life of class

Class B shares— first sold 3/15/00
Reflecting applicable contingent deferred sales
charge (CDSC), maximum of 5%, payable only
if shares are sold within six years of purchase	2.19%	12.19%	6.50%
Not reflecting CDSC	7.19%	12.44%	6.50%

Class C shares— first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	6.14%	12.37%	7.31%
Not reflecting CDSC	7.14%	12.37%	7.31%

Class F shares*— first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	7.98%	13.22%	8.10%

Class 529-A shares†— first sold 2/19/02
Reflecting 3.75% maximum sales charge	3.87%	12.36%	8.85%
Not reflecting maximum sales charge	7.92%	13.21%	9.59%

Class 529-B shares†— first sold 2/25/02
Reflecting applicable CDSC, maximum of 5%,
payable only if shares are sold
within six years of purchase	2.06%	11.99%	8.79%
Not reflecting CDSC	7.06%	12.25%	8.91%

Class 529-C shares†— first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	6.07%	12.26%	8.68%
Not reflecting CDSC	7.07%	12.26%	8.68%

Class 529-E shares*†— first sold 3/15/02	7.62%	12.85%	8.91%

Class 529-F shares*†— first sold 9/16/02
Not reflecting annual asset-based fee charged
by sponsoring firm	8.15%	13.26%	12.65%

*These shares are sold without any initial or contingent deferred sales charge.
† Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 24 and 25 for details.

For information regarding the differences among the various share classes, please refer to the fund’s prospectus.

Board of trustees and other officers

“Independent” trustees

	Year first
	elected
	a trustee
Name and age	of the fund[1]	Principal occupation(s) during past five years

Ambassador	1999	Corporate director and author; former U.S.
Richard G. Capen, Jr., 73		Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc. (communications company); former Chairman and Publisher, The Miami Herald

H. Frederick Christie, 74	1987	Private investor; former President and CEO, The Mission Group (non-utility holding company, subsidiary of Southern California Edison Company)

James G. Ellis, 60	2006	Vice Provost, Globalization, University of Southern California; Dean and Professor, Marshall School of Business, University of Southern California

Martin Fenton, 72	1989	Chairman of the Board, Senior Resource Group LLC
Chairman of the Board		(development and management of senior living
(Independent and		communities)
Non-Executive)

Leonard R. Fuller, 61	1994	President and CEO, Fuller Consulting (financial management consulting firm)

R. Clark Hooper, 61	2005	Private investor; former President, Dumbarton Group LLC (securities industry consulting); former Executive Vice President — Policy and Oversight, NASD

Richard G. Newman, 73	1991	Chairman of the Board, AECOM Technology Corporation (engineering, consulting and professional technical services)

Frank M. Sanchez, 64	1999	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)

Steadman Upham, Ph.D., 58	2007	President and Professor of Anthropology, The University of Tulsa; former President and Professor of Archaeology, Claremont Graduate University

“Independent” trustees

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	trustee	Other directorships[3] held by trustee

Ambassador	15	Carnival Corporation
Richard G. Capen, Jr., 73

H. Frederick Christie, 74	21	AECOM Technology Corporation; Ducommun Incorporated; IHOP Corporation; Southwest Water Company

James G. Ellis, 60	12	Genius Products; Professional Business Bank

Martin Fenton, 72	18	None
Chairman of the Board
(Independent and
Non-Executive)

Leonard R. Fuller, 61	16	None

R. Clark Hooper, 61	18	JPMorgan Value Opportunities Fund; The Swiss Helvetia Fund Inc.

Richard G. Newman, 73	14	Sempra Energy; Southwest Water Company

Frank M. Sanchez, 64	13	None

Steadman Upham, Ph.D., 58	14	None

Diane C. Creel resigned from the board in September 2007. The trustees thank Ms. Creel for her service and dedication to the fund.

“Interested” trustees[4]

	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund¹	underwriter of the fund

Abner D. Goldstine, 77	1987	Senior Vice President — Fixed Income, Capital
Vice Chairman of the Board		Research and Management Company; Director, Capital Research and Management Company

Paul G. Haaga, Jr., 58	1987	Vice Chairman of the Board, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President — Fixed Income, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

David C. Barclay, 51	1995	Senior Vice President — Fixed Income, Capital
President		Research and Management Company; Director, The Capital Group Companies, Inc.[5]

“Interested” trustees[4]

	Number of
	portfolios in
	fund complex[2]
Name, age and	overseen
position with fund	by trustee	Other directorships[3] held by trustee

Abner D. Goldstine, 77	13	None
Vice Chairman of the Board

Paul G. Haaga, Jr., 58	14	None
Vice Chairman of the Board

David C. Barclay, 51	1	None
President

The statement of additional information includes additional information about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

[1]Trustees and officers of the fund serve until their resignation, removal or retirement.

[2]Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3]This includes all directorships (other than those in the American Funds) that are held by each trustee as a director of a public company or a registered investment company.

[4]“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

[5]Company affiliated with Capital Research and Management Company.

Other officers

	Year first
	elected an	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund¹	underwriter of the fund

Susan M. Tolson, 45	1997	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research and Management Company

Jennifer L. Hinman, 49	2001	Senior Vice President — Fixed Income, Capital
Vice President		Research Company[5]; Director, Capital Research Company[5]; Director, Capital International Research, Inc.[5]

Kristine M. Nishiyama, 37	2003	Vice President and Senior Counsel — Fund
Vice President		Business Management Group, Capital Research and Management Company; Vice President and Counsel, Capital Bank and Trust Company[5]

Kimberly S. Verdick, 43	1994	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Ari M. Vinocor, 33	2007	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Courtney R. Taylor, 32	2006	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and Management Company

Sharon G. Moseley, 39	2003	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Please see page 32 for footnotes.

Offices of the fund and of the
investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete September 30, 2007, portfolio of American High-Income Trust’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American High-Income Trust files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of American High-Income Trust, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2007, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For 75 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 40 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique method of portfolio management, developed nearly 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 24 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

•A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
>	American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds  Capital Research and Management  Capital International  Capital Guardian  Capital Bank and Trust

Lit. No. MFGEAR-921-1107P

Litho in USA RCG/CG/8049-S10027

Printed on recycled paper

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that H. Frederick Christie, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2006	$84,000
2007	$94,000

b) Audit-Related Fees:
2006	$1,000
2007	$6,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2006	$6,000
2007	$6,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.
d) All Other Fees:
2006	None
2007	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2006	$642,000
2007	$956,000

The audit–related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2006	$9,000
2007	$2,000
The tax fees consist of consulting services relating to the registrant’s investments.
d) All Other Fees:
2006	$9,000
2007	None
The other fees consist of consulting services related to the Registrant’s compliance program.

The Registrant’s audit committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent registered public accounting firm’s independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $954,000 for fiscal year 2006 and $1,238,000 for fiscal year 2007. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments
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American High-Income TrustSM
Investment portfolio

September 30, 2007

Bonds, notes & other debt instruments — 89.57%	Principal amount (000)	Market value (000)

CORPORATE BONDS, NOTES & LOANS — 83.18%
CONSUMER DISCRETIONARY — 25.35%
CCH II, LLC and CCH II Capital Corp. 10.25% 2010	$14,105	$14,493
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 11.75% 2011	6,000	5,782
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 13.50% 2011	5,525	5,560
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00% 2012[1]	61,665	61,665
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 12.125% 2012	2,850	2,747
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	50,065	50,566
Charter Communications Operating, LLC, Term Loan Facilities B, Delayed Draw, 7.13% 2014[2,3,4]	79,400	76,919
Charter Communications Operating, LLC, Term Loan Facilities B, 7.36% 2014[2,3,4]	54,550	52,845
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.375% 2014[1]	37,800	38,178
CCH I, LLC and CCH I Capital Corp. 11.00% 2015	41,075	41,794
Univision Communications, Inc., Second Lien Term Loan, 7.629% 2009[2,3,4]	11,595	11,518
Univision Communications Inc. 7.85% 2011	12,535	12,598
Univision Communications, Inc., First Lien Term Loan B, 7.61% 2014[2,3,4]	49,975	47,414
Univision Communications Inc. 9.75% 2015[1,5]	76,050	74,529
General Motors Corp. 6.375% 2008	695	690
General Motors Corp. 7.20% 2011	83,370	79,827
General Motors Corp. 7.125% 2013	16,575	15,249
General Motors Corp. 7.25% 2013	€3,000	4,032
General Motors Corp. 7.70% 2016	$10,870	9,783
General Motors Corp. 8.80% 2021	29,975	27,652
General Motors Corp. 8.25% 2023	3,650	3,212
General Motors Corp. 8.375% 2033	5,000	4,406
Michaels Stores, Inc., Term Loan B, 7.625% 2013[2,3,4]	20,202	19,628
Michaels Stores, Inc. 10.00% 2014	76,550	78,846
Michaels Stores, Inc. 0%/13.00% 2016[6]	17,700	10,708
Michaels Stores, Inc. 11.375% 2016	9,250	9,504
K. Hovnanian Enterprises, Inc. 10.50% 2007	5,000	5,000
K. Hovnanian Enterprises, Inc. 6.00% 2010	5,275	4,141
K. Hovnanian Enterprises, Inc. 8.875% 2012	20,915	15,791
K. Hovnanian Enterprises, Inc. 7.75% 2013	16,225	11,682
K. Hovnanian Enterprises, Inc. 6.375% 2014	11,150	8,697
K. Hovnanian Enterprises, Inc. 6.50% 2014	2,655	2,078
K. Hovnanian Enterprises, Inc. 6.25% 2015	7,530	5,760
K. Hovnanian Enterprises, Inc. 6.25% 2016	9,010	6,983
K. Hovnanian Enterprises, Inc. 7.50% 2016	12,285	9,828
K. Hovnanian Enterprises, Inc. 8.625% 2017	29,990	24,892
TL Acquisitions, Inc., Term Loan B, 7.95% 2014[2,3,4]	41,700	40,592
Thomson Learning 0%/13.25% 2015[1,6]	14,895	12,139
Thomson Learning 10.50% 2015[1]	42,365	42,047
Claire’s Stores, Inc., Term Loan, 7.948% 2013[2,3,4]	39,541	37,079
Claire’s Stores, Inc. 9.25% 2015[1]	37,125	32,299
Claire’s Stores, Inc. 10.50% 2017[1]	8,925	6,917
Delphi Automotive Systems Corp. 6.50% 2009[7]	34,600	31,659
Delphi Corp. 6.50% 2013[7]	17,190	15,492
Delphi Automotive Systems Corp. 6.55% 2006[7]	12,730	11,712
Delphi Automotive Systems Corp. 7.125% 2029[7]	14,300	13,227
Delphi Trust I 8.25% 2033[7]	4,470	2,838
Dex Media East LLC, Dex Media East Finance Co., Series B, 9.875% 2009	5,000	5,137
R.H. Donnelley Corp. 10.875% 2012[1]	3,000	3,202
Dex Media, Inc., Series B, 0%/9.00% 2013[6]	9,000	8,505
R.H. Donnelley Corp., Series A-1, 6.875% 2013	10,150	9,642
R.H. Donnelley Corp., Series A-2, 6.875% 2013	9,000	8,550
Dex Media, Inc., Series B, 8.00% 2013	3,075	3,113
R.H. Donnelley Corp., Series A-3, 8.875% 2016	20,475	20,961
R.H. Donnelley Corp. 8.875% 2017[1]	14,750	15,045
Ford Capital BV 9.50% 2010	4,000	4,000
Ford Motor Co. 9.50% 2011	1,000	992
Ford Motor Co., Term Loan B, 8.70% 2013[2,3,4]	38,927	37,856
Ford Motor Co. 6.50% 2018	22,668	18,361
Ford Motor Co. 8.875% 2022	5,330	4,610
Ford Motor Co. 7.45% 2031	5,000	3,950
Tenneco Automotive Inc., Series B, 10.25% 2013	16,725	18,021
Tenneco Automotive Inc. 8.625% 2014	45,225	45,790
CanWest Media Inc., Series B, 8.00% 2012	59,248	58,359
CanWest MediaWorks Inc. 9.25% 2015[1]	3,700	3,755
American Media Operations, Inc., Series B, 10.25% 2009	51,295	45,781
American Media Operations, Inc. 8.875% 2011	17,615	15,501
NTL Cable PLC 8.75% 2014	43,875	45,191
NTL Cable PLC 8.75% 2014	$4,500	6,522
NTL Cable PLC 9.75% 2014	£3,000	6,148
Mohegan Tribal Gaming Authority 6.375% 2009	$36,500	36,500
Mohegan Tribal Gaming Authority 8.00% 2012	7,775	7,969
Mohegan Tribal Gaming Authority 6.125% 2013	1,225	1,173
Mohegan Tribal Gaming Authority 7.125% 2014	6,400	6,448
Mohegan Tribal Gaming Authority 6.875% 2015	3,775	3,733
Toys “R” Us, Inc. 7.625% 2011	41,665	38,332
Toys “R” Us-Delaware, Inc., Term Loan B, 9.76% 2012[2,3,4]	17,600	17,446
Mirage Resorts, Inc. 6.75% 2008	4,800	4,824
MGM MIRAGE 6.00% 2009	18,500	18,454
MGM MIRAGE 8.50% 2010	3,100	3,255
Mandalay Resort Group 6.375% 2011	1,500	1,507
MGM MIRAGE 6.75% 2012	1,700	1,681
MGM MIRAGE 6.75% 2013	16,855	16,560
MGM MIRAGE 6.625% 2015	4,400	4,196
MGM MIRAGE 7.50% 2016	4,000	3,995
William Lyon Homes, Inc. 7.625% 2012	18,050	12,364
William Lyon Homes, Inc. 10.75% 2013	20,395	15,194
William Lyon Homes, Inc. 7.50% 2014	37,860	25,177
Technical Olympic USA, Inc. 9.00% 2010	29,511	18,223
Technical Olympic USA, Inc. 9.00% 2010	10,885	6,803
Technical Olympic USA, Inc. 9.25% 2011[1]	34,325	20,423
Technical Olympic USA, Inc. 10.375% 2012	19,965	5,540
Technical Olympic USA, Inc. 7.50% 2015	6,075	1,306
Young Broadcasting Inc. 10.00% 2011	52,810	48,981
Young Broadcasting Inc. 8.75% 2014	2,325	1,976
Education Management LLC and Education Management Finance Corp. 8.75% 2014	4,125	4,249
Education Management LLC and Education Management Finance Corp. 10.25% 2016	43,270	45,001
Bon-Ton Department Stores, Inc. 10.25% 2014	52,040	48,918
Grupo Posadas, SA de CV 8.75% 2011[1]	46,225	47,496
Grupo Posadas, SA de CV 8.75% 2011	750	771
Burlington Coat Factory Warehouse Corp. 11.125% 2014	48,275	45,378
AMC Entertainment Inc., Series B, 8.625% 2012	24,450	25,245
AMC Entertainment Inc. 8.00% 2014	8,175	7,828
AMC Entertainment Inc., Series B, 11.00% 2016	10,000	10,700
Idearc Inc. 8.00% 2016	43,500	43,609
Beazer Homes USA, Inc. 8.625% 2011	9,600	7,632
Beazer Homes USA, Inc. 8.375% 2012	1,650	1,303
Beazer Homes USA, Inc. 6.50% 2013	7,515	5,599
Beazer Homes USA, Inc. 6.875% 2015	10,695	7,968
Beazer Homes USA, Inc. 8.125% 2016	26,600	20,881
Boyd Gaming Corp. 7.75% 2012	22,425	23,154
Boyd Gaming Corp. 6.75% 2014	15,000	14,775
Boyd Gaming Corp. 7.125% 2016	5,500	5,349
Pinnacle Entertainment, Inc. 7.50% 2015[1]	43,600	41,474
Dollarama Group LP and Dollarama Corp. 8.875% 2012	41,125	41,331
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014	40,835	40,222
Quebecor Media Inc. 7.75% 2016	24,220	23,221
Quebecor Media Inc. 7.75% 2016[1]	14,725	14,118
Kabel Deutschland GmbH 10.625% 2014	34,275	36,846
Standard Pacific Corp. 5.125% 2009	8,625	7,331
Standard Pacific Corp. 6.50% 2010	9,700	7,517
Standard Pacific Corp. 6.875% 2011	2,905	2,222
Standard Pacific Corp. 9.25% 2012	1,000	675
Standard Pacific Corp. 7.75% 2013	3,920	3,038
Standard Pacific Corp. 6.25% 2014	13,020	9,309
Standard Pacific Corp. 7.00% 2015	9,295	6,646
Edcon Pty Ltd. 7.98% 2014[2]	€22,425	29,822
Edcon Pty Ltd. 10.23% 2015[2]	4,000	5,248
Neiman Marcus Group, Inc. 9.00% 2015[5]	$32,655	34,941
Hanesbrands Inc., Series B, 8.784% 2014[2]	33,545	33,545
CSC Holdings, Inc., Series B, 8.125% 2009	17,325	17,671
Cablevision Systems Corp., Series B, 8.00% 2012	14,865	14,493
Gaylord Entertainment Co. 8.00% 2013	18,425	18,770
Gaylord Entertainment Co. 6.75% 2014	12,850	12,400
Cinemark USA, Inc., Term Loan B, 7.25% 2013[2,3,4]	5,656	5,518
Cinemark, Inc. 0%/9.75% 2014[6]	26,025	24,724
Morris Publishing Group, LLC and Morris Publishing Finance Co., Series B, 7.00% 2013	37,980	29,909
KB Home 5.875% 2015	12,460	10,653
KB Home 6.25% 2015	22,265	19,120
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 2012	28,180	29,519
Seneca Gaming Corp., Series B, 7.25% 2012	19,825	20,073
Seneca Gaming Corp. 7.25% 2012	8,440	8,545
Telenet Communications NV 9.00% 2013[3]	€7,171	11,147
Telenet Group Holding NV 0%/11.50% 2014[1,6]	$17,541	17,453
iesy Repository GmbH 10.125% 2015	€4,750	7,163
iesy Repository GmbH 10.375% 2015[1]	$20,475	20,987
Radio One, Inc., Series B, 8.875% 2011	11,100	11,017
Radio One, Inc. 6.375% 2013	18,325	16,309
Sealy Mattress Co. 8.25% 2014	26,820	27,155
Chrysler Financial, First Lien Term Loan, 9.36% 2012[2,3,4]	10,745	10,744
Chrysler Financial, Second Lien Term Loan, 11.86% 2013[2,3,4]	15,800	15,593
Goodyear Tire & Rubber Co. 9.13% 2009[2]	17,500	17,719
Goodyear Tire & Rubber Co. 8.625% 2011	8,010	8,410
Sally Holdings LLC and Sally Capital Inc. 9.25% 2014	24,800	25,172
Vidéotron Ltée 6.875% 2014	15,540	15,346
Vidéotron Ltée 6.375% 2015	9,535	9,011
Local T.V. Finance LLC 9.25% 2015[1,5]	25,560	24,154
LBI Media, Inc. 8.50% 2017[1]	23,985	23,985
Dillard’s, Inc. 6.625% 2008	5,050	4,981
Dillard Department Stores, Inc. 9.125% 2011	8,230	8,469
Dillard Department Stores, Inc. 7.85% 2012	1,900	1,864
Dillard’s, Inc. 7.13% 2018[8]	4,000	3,658
Dillard’s, Inc. 7.00% 2028	3,000	2,509
Liberty Media Corp. 7.75% 2009	4,750	4,870
Liberty Media Corp. 5.70% 2013	3,675	3,452
Liberty Media Corp. 8.25% 2030	12,675	12,485
DaimlerChrysler North America Holding Corp. 6.133% 2009[2]	20,000	19,926
J.C. Penney Co., Inc. 8.00% 2010	14,995	15,965
J.C. Penney Co., Inc. 9.00% 2012	2,980	3,390
Allison Transmission Holdings, Inc., Term Loan B, 8.57% 2014[2,3,4]	19,400	18,769
Visteon Corp. 8.25% 2010	20,000	17,700
WCI Communities, Inc. 9.125% 2012	21,350	17,667
Warner Music Group 7.375% 2014	19,610	17,159
Atlantic Broadband Finance, LLC and Atlantic Broadband Finance, Inc. 9.375% 2014	17,450	17,014
Royal Caribbean Cruises Ltd. 7.00% 2007	10,293	10,293
Royal Caribbean Cruises Ltd. 8.00% 2010	3,200	3,348
Royal Caribbean Cruises Ltd. 6.875% 2013	1,750	1,738
Warnaco, Inc. 8.875% 2013	13,900	14,630
MDC Holdings, Inc. 7.00% 2012	10,000	10,301
MDC Holdings, Inc. 5.50% 2013	4,000	3,764
Regal Cinemas Corp., Series B, 9.375% 2012[8]	13,300	13,915
WDAC Intermediate Corp. 8.375% 2014[1]	10,500	10,500
WDAC Intermediate Corp. 8.50% 2014	€1,750	2,452
Meritage Corp. 7.00% 2014	$3,250	2,616
Meritage Homes Corp. 6.25% 2015	12,980	10,189
Entercom Radio, LLC 7.625% 2014	12,720	12,593
Gamestop Corp. 8.00% 2012	11,800	12,331
D.R. Horton, Inc. 8.00% 2009	10,770	10,698
D.R. Horton, Inc. 7.875% 2011	1,530	1,501
Hilton Hotels Corp. 7.625% 2008	4,700	4,776
Hilton Hotels Corp. 7.20% 2009	5,885	6,241
Cooper-Standard Automotive Inc. 7.00% 2012	11,500	10,580
Seminole Tribe of Florida 7.804% 2020[1,3,8]	10,050	10,241
Riddell Bell Holdings Inc. 8.375% 2012[8]	10,175	9,768
XM Satellite Radio Inc. and XM Satellite Radio Holdings Inc. 9.75% 2014	8,805	8,871
Mediacom Broadband LLC and Mediacom Broadband Corp. 8.50% 2015	8,375	8,438
Buffets, Inc. 12.50% 2014	9,150	6,451
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 8.375% 2013	6,031	6,295
Toll Corp. 8.25% 2011	5,500	5,362
Viacom Inc. 5.75% 2011	4,500	4,547
News America Inc. 6.75% 2038	2,990	3,141
Carmike Cinemas, Inc., Term Loan B, 8.98% 2012[2,3,4]	2,199	2,198
TRW Automotive Inc. 7.00% 2014[1]	1,950	1,901
KAC Acquisition Corp. 8.00% 2026[1,5,8]	203	203
		3,367,932

TELECOMMUNICATION SERVICES — 10.29%
Windstream Corp. 8.125% 2013	103,600	109,557
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015	37,160	38,989
Windstream Corp. 8.625% 2016	12,300	13,176
Dobson Cellular Systems, Inc., Series B, 8.375% 2011	25,040	26,699
American Cellular Corp., Series B, 10.00% 2011	6,350	6,667
Dobson Communications Corp. 9.61% 2012[2]	19,850	20,297
Dobson Cellular Systems, Inc. 9.875% 2012	20,375	22,107
Dobson Communications Corp. 8.875% 2013	41,125	44,004
American Cellular Corp., Term Loan B, 7.36% 2014[2,3,4]	21,197	21,157
Triton PCS, Inc. 8.50% 2013[9]	113,840	119,674
Centennial Communications Corp. 10.00% 2013	2,175	2,311
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC 10.125% 2013	34,505	36,748
Centennial Communications Corp. 11.11% 2013[2]	39,750	41,141
Centennial Communications Corp., Centennial Cellular Operating Co. LLC
and Centennial Puerto Rico Operations Corp. 8.125% 2014[2]	24,175	24,719
Qwest Capital Funding, Inc. 7.00% 2009	5,000	5,050
Qwest Capital Funding, Inc. 7.90% 2010	18,285	18,788
Qwest Communications International Inc. 7.25% 2011	43,725	44,436
Qwest Capital Funding, Inc. 7.25% 2011	25,575	25,831
Qwest Corp. 8.875% 2012	3,600	3,946
Qwest Capital Funding, Inc. 7.625% 2021	1,325	1,245
U S WEST Capital Funding, Inc. 6.875% 2028	3,300	2,846
Intelsat, Ltd. 6.50% 2013	4,475	3,423
Intelsat (Bermuda), Ltd. 8.25% 2013	28,730	29,305
Intelsat (Bermuda), Ltd. 0%/9.25% 2015[6]	8,200	6,785
Intelsat (Bermuda), Ltd. 8.625% 2015	13,350	13,684
Intelsat Corp. 9.00% 2016	13,075	13,533
Intelsat (Bermuda), Ltd. 9.25% 2016	27,200	28,356
Intelsat (Bermuda), Ltd. 11.25% 2016	5,550	5,973
Rural Cellular Corp. 8.25% 2012	11,850	12,354
Rural Cellular Corp. 11.106% 2012[2]	33,900	34,747
Rural Cellular Corp. 8.621% 2013[1,2]	48,875	50,341
American Tower Corp. 7.125% 2012	64,360	66,130
American Tower Corp. 7.50% 2012	14,100	14,558
American Tower Corp. 7.00% 2017[1]	6,500	6,573
MetroPCS Wireless, Inc., Term Loan B, 7.625% 2013[2,3,4]	15,892	15,706
MetroPCS Wireless, Inc. 9.25% 2014[1]	55,025	56,401
Hawaiian Telcom Communications, Inc. 9.75% 2013	23,340	23,982
Hawaiian Telcom Communications, Inc. 10.86% 2013[2]	19,715	20,060
Hawaiian Telcom Communications, Inc., Term Loan C, 7.45% 2014[2,3,4]	15,711	15,274
Hawaiian Telcom Communications, Inc., Series B, 12.50% 2015	8,725	9,467
Cricket Communications, Inc. 9.375% 2014	43,905	44,783
Cricket Communications, Inc. 9.375% 2014[1]	16,875	17,212
Nextel Communications, Inc., Series E, 6.875% 2013	7,000	7,034
Nextel Communications, Inc., Series D, 7.375% 2015	47,808	48,628
Cincinnati Bell Inc. 7.25% 2013	38,425	38,905
Orascom Telecom 7.875% 2014[1]	32,780	31,182
Digicel Group Ltd. 8.875% 2015[1]	29,100	27,427
Level 3 Financing, Inc. 9.25% 2014	21,150	20,938
NTELOS Inc., Term Loan B, 7.38% 2011[2,3,4]	20,966	20,782
Rogers Wireless Inc. 7.25% 2012	6,375	6,757
Rogers Wireless Inc. 7.50% 2015	12,025	12,906
Millicom International Cellular SA 10.00% 2013	10,050	10,728
Trilogy International Partners LLC, Term Loan B, 8.698% 2012[2,3,4]	10,000	9,600
Nordic Telephone Co. Holding ApS 8.875% 2016[1]	7,900	8,374
América Móvil, SA de CV 8.46% 2036	MXP65,000	5,858
		1,367,154

INDUSTRIALS — 10.16%
Nielsen Finance LLC, Term Loan B, 7.61% 2013[2,3,4]	$9,825	9,550
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014	59,500	63,219
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 2016[6]	81,050	57,140
DAE Aviation Holdings, Inc., Term Loan B, 9.00% 2014[2,3,4]	57,125	57,125
DAE Aviation Holdings, Inc. 11.25% 2015[1]	66,070	69,373
Calair LLC and Calair Capital Corp. 8.125% 2008	6,115	6,146
Continental Airlines, Inc. 8.75% 2011	18,950	18,287
Continental Airlines, Inc., Series 2000-2, Class A-2, 7.487% 2012[3]	5,000	5,129
Continental Airlines, Inc., Series 2000-2, Class C, 8.312% 2012[3]	3,556	3,480
Continental Airlines, Inc., Series 2001-1, Class B, 7.373% 2017[3]	6,394	6,186
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 2018[3]	13,512	13,072
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 2018[3]	12,500	11,882
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[3]	5,613	5,746
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 2019[3]	5,585	5,580
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[3]	9,475	9,547
Continental Airlines, Inc., Series 2003-ERJ3, Class A, 7.875% 2020[3]	15,001	14,739
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[3]	3,445	3,452
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[3]	2,922	3,061
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[3]	389	417
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 2022[3]	11,374	11,345
AMR Corp., Series B, 10.45% 2011	1,850	1,880
American Airlines, Inc., Series 2001-1, Class A-2, 6.817% 2012[3]	17,375	16,963
American Airlines, Inc., Series 2001-2, Class B, 8.608% 2012[3]	8,690	8,811
AMR Corp. 9.00% 2012	16,155	16,478
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013[3]	5,729	6,050
AMR Corp. 9.00% 2016	1,475	1,453
American Airlines, Inc., Series 2001-1, Class B, 7.377% 2019[3]	22,502	21,192
AMR Corp. 9.88% 2020[8]	1,275	1,211
AMR Corp. 9.80% 2021[8]	2,555	2,466
AMR Corp. 10.00% 2021[8]	9,000	8,730
DRS Technologies, Inc. 6.875% 2013	43,330	43,547
DRS Technologies, Inc. 6.625% 2016	8,900	8,833
DRS Technologies, Inc. 7.625% 2018	19,575	20,064
NTK Holdings Inc. 0%/10.75% 2014[6]	53,460	33,145
THL Buildco, Inc. 8.50% 2014	41,945	36,597
Hawker Beechcraft 8.50% 2015[1]	4,975	5,099
Hawker Beechcraft 8.875% 2015[1,5]	58,480	59,065
Hawker Beechcraft 9.75% 2017[1]	5,255	5,386
United Air Lines, Inc., Series 2000-2, Class B, 7.811% 2011[3,7]	17,433	20,484
United Air Lines, Inc., Series 2000-2, Class A-2, 7.186% 2012[3]	7,680	7,747
United Air Lines, Inc., Series 2001-1, Class A-1, 6.071% 2014[3,8]	4,616	4,616
United Air Lines, Inc., Term Loan B, 7.125% 2014[2,3,4]	14,010	13,353
United Air Lines, Inc., Series 2001-1, Class A-3, 6.602% 2015[3]	3,869	3,879
United Air Lines, Inc., 1991 Equipment Trust Certificates, Series A, 10.11% 2006[3,7,8]	1,136	0
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 2021[3]	9,910	9,464
Allied Waste North America, Inc., Series B, 6.50% 2010	9,500	9,619
Allied Waste North America, Inc., Series B, 5.75% 2011	9,650	9,529
Allied Waste North America, Inc., Series B, 6.375% 2011	5,000	5,037
Allied Waste North America, Inc., Series B, 6.125% 2014	11,000	10,739
Allied Waste North America, Inc., Series B, 7.375% 2014	15,705	15,862
Allied Waste North America, Inc. 6.875% 2017	2,800	2,828
Accuride Corp. 8.50% 2015	53,595	51,719
Ashtead Group PLC 8.625% 2015[1]	20,775	20,308
Ashtead Capital, Inc. 9.00% 2016[1]	31,100	30,828
ACIH, Inc. 0%/11.50% 2012[1,6]	37,235	28,857
Atrium Companies, Inc., Term Loan B, 8.61% 2012[2,3,4]	22,376	20,922
ARAMARK Corp., Term Loan B, 7.36% 2014[2,3,4]	23,549	23,140
ARAMARK Corp., Term Loan B, Letter of Credit, 7.36% 2014[2,3,4]	1,683	1,654
ARAMARK Corp. 8.50% 2015	20,745	21,264
ARAMARK Corp. 8.856% 2015[2]	3,225	3,273
Goodman Global Holdings, Inc., Series B, 7.875% 2012	38,015	37,540
Delta Air Lines, Inc., Series 2000-1, Class A-1, 7.379% 2011[3]	1,679	1,697
Delta Air Lines, Inc., Series 2000-1, Class A-2, 7.57% 2012[3]	17,018	17,470
Delta Air Lines, Inc., Series 2000-1, Class B, 7.92% 2012[3]	3,500	3,478
Delta Air Lines, Inc., Second Lien Term Loan B, 8.61% 2014[2,3,4]	12,000	11,670
DynCorp International and DIV Capital Corp., Series A, 9.50% 2013	30,820	32,053
Northwest Airlines, Inc., Term Loan B, 8.698% 2013[2,3,4]	16,537	15,751
Northwest Airlines, Inc., Term Loan A, 8.698% 2018[2,3,4]	12,082	11,750
TransDigm Inc. 7.75% 2014	24,785	25,157
Williams Scotsman, Inc. 8.50% 2015	22,375	24,724
TFM, SA de CV 9.375% 2012	21,000	22,102
RBS Global, Inc. and Rexnord LLC 9.50% 2014	11,000	11,440
RBS Global, Inc. and Rexnord LLC 8.875% 2016	8,475	8,560
RSC Holdings III, LLC, Second Lien Term Loan B, 8.86% 2013[2,3,4]	16,541	16,100
Quebecor World Inc. 8.75% 2016[1]	17,615	16,074
Kansas City Southern Railway Co. 9.50% 2008	3,150	3,233
Kansas City Southern Railway Co. 7.50% 2009	11,567	11,755
Hertz Corp. 8.875% 2014	3,175	3,286
Hertz Corp. 10.50% 2016	8,600	9,331
H&E Equipment Services, Inc. 8.375% 2016	11,500	11,270
United Rentals (North America), Inc., Series B, 6.50% 2012	10,675	10,862
Mobile Storage Group, Inc. 9.75% 2014[1]	10,000	10,050
CEVA Group PLC 10.00% 2014[1]	9,675	9,723
Alion Science and Technology Corp. 10.25% 2015	10,350	9,444
Esterline Technologies Corp. 6.625% 2017	8,250	8,209
Terex Corp. 7.375% 2014	8,000	8,160
Esco Corp. 8.625% 2013[1]	5,600	5,544
Esco Corp. 9.569% 2013[1,2]	950	921
Park-Ohio Industries, Inc. 8.375% 2014	6,225	6,038
		1,349,960

FINANCIALS — 6.65%
Ford Motor Credit Co. 5.625% 2008	3,570	3,489
Ford Motor Credit Co. 7.375% 2009	2,725	2,673
Ford Motor Credit Co. 8.625% 2010	1,000	992
Ford Motor Credit Co. 9.75% 2010[2]	31,000	31,646
Ford Motor Credit Co. 7.25% 2011	5,750	5,393
Ford Motor Credit Co. 7.375% 2011	10,025	9,613
Ford Motor Credit Co. 9.875% 2011	5,000	5,068
Ford Motor Credit Co. 7.80% 2012	3,000	2,857
Ford Motor Credit Co. 8.11% 2012[2]	71,750	67,858
Ford Motor Credit Co. 8.00% 2016	8,200	7,683
Realogy Corp., Term Loan B, Letter of Credit, 5.32% 2013[2,3,4]	5,417	5,101
Realogy Corp., Term Loan B, 8.36% 2013[2,3,4]	26,895	25,326
Realogy Corp. 10.50% 2014[1]	98,930	84,585
Realogy Corp. 11.00% 2014[1,5]	14,400	11,898
Realogy Corp. 12.375% 2015[1]	10,825	8,200
General Motors Acceptance Corp. 6.36% 2008[2]	2,450	2,414
Residential Capital Corp. 7.46% 2009[2]	2,000	1,702
Residential Capital Corp. 9.19% 2009[1,2]	16,650	11,676
Residential Capital Corp. 7.375% 2010[2]	10,000	8,305
General Motors Acceptance Corp. 7.25% 2011	11,710	11,360
General Motors Acceptance Corp. 6.625% 2012	3,000	2,802
General Motors Acceptance Corp. 6.875% 2012	12,635	11,863
General Motors Acceptance Corp. 7.00% 2012	8,150	7,744
Residential Capital, LLC 7.50% 2012[2]	10,850	8,797
General Motors Acceptance Corp. 6.75% 2014	15,930	14,458
General Motors Acceptance Corp. 7.821% 2014[2]	15,000	13,847
General Motors Acceptance Corp. 8.00% 2031	9,565	9,409
E*TRADE Financial Corp. 8.00% 2011	29,825	29,825
E*TRADE Financial Corp. 7.375% 2013	8,600	8,084
E*TRADE Financial Corp. 7.875% 2015	36,920	34,336
Host Marriott, LP, Series M, 7.00% 2012	25,100	25,414
Host Marriott, LP, Series K, 7.125% 2013	19,375	19,617
Host Hotels & Resorts, LP, Series S, 6.875% 2014	4,325	4,336
Host Marriott, LP, Series O, 6.375% 2015	1,025	1,007
Washington Mutual Preferred Funding I Ltd., Series A-1, 6.534% (undated)[1,2]	39,800	36,548
Washington Mutual Preferred Funding III Ltd. 6.895% (undated)[1,2]	11,400	10,701
Rouse Co. 3.625% 2009	12,415	11,946
Rouse Co. 7.20% 2012	11,395	11,490
Rouse Co. 6.75% 2013[1]	15,800	15,578
TuranAlem Finance BV 7.875% 2010	10,000	9,525
TuranAlem Finance BV 7.75% 2013[1]	8,500	7,586
TuranAlem Finance BV 8.50% 2015[8]	4,000	3,720
TuranAlem Finance BV 8.50% 2015[1,8]	2,280	2,120
TuranAlem Finance BV 8.25% 2037[1]	17,970	15,724
Kazkommerts International BV 8.50% 2013[1]	3,500	3,328
Kazkommerts International BV 8.50% 2013	1,500	1,426
Kazkommerts International BV 7.875% 2014[1]	10,000	9,123
Kazkommerts International BV 8.00% 2015[1]	6,000	5,345
Kazkommerts International BV 8.00% 2015	3,000	2,673
Kazkommerts International BV, Series 4, 7.50% 2016	7,500	6,292
Lazard Group LLC 7.125% 2015	8,620	8,719
Lazard Group LLC 6.85% 2017	15,450	15,228
Countrywide Home Loans, Inc., Series L, 3.25% 2008	11,717	11,294
Countrywide Home Loans, Inc., Series M, 4.125% 2009	3,600	3,310
Countrywide Financial Corp., Series A, 4.50% 2010	2,941	2,652
Countrywide Home Loans, Inc., Series L, 4.00% 2011	2,820	2,527
Countrywide Financial Corp., Series B, 5.80% 2012	1,000	938
Countrywide Financial Corp. 6.25% 2016	1,875	1,700
HSBK (Europe) B.V. 7.75% 2013	7,660	7,642
HSBK (Europe) B.V. 7.75% 2013[1]	1,200	1,197
HSBK (Europe) B.V. 7.25% 2017[1]	13,765	12,251
MBNA Corp. 5.625% 2007	10,000	10,010
MBNA Capital A, Series A, 8.278% 2026	7,500	7,807
SLM Corp., Series A, 5.375% 2013	9,000	8,157
SLM Corp., Series A, 5.66% 2014[2]	7,000	6,117
Liberty Mutual Group Inc., Series A, 7.80% 2087[1]	14,000	13,663
FelCor Lodging LP 8.50% 2011[2]	11,505	12,195
Capmark Financial Group, Inc. 6.03% 2010[1,2]	9,000	8,398
Capmark Financial Group, Inc. 5.875% 2012[1]	4,000	3,646
Catlin Insurance Ltd. 7.249% (undated)[1,2]	12,500	11,810
Northern Rock PLC 5.60% (undated)[1,8]	900	608
Northern Rock PLC 6.594% (undated)[1,8]	16,400	11,070
Advanta Capital Trust I, Series B, 8.99% 2026	12,000	10,860
ILFC E-Capital Trust II 6.25% 2065[1,2]	8,000	7,723
Glen Meadow Pass Through Trust 6.505% 2067[1,2,8]	7,500	7,278
iStar Financial, Inc. 7.00% 2008	2,375	2,373
iStar Financial, Inc., Series B, 4.875% 2009	2,000	1,957
iStar Financial, Inc. 6.00% 2010	2,250	2,189
LaBranche & Co Inc. 11.00% 2012	6,000	6,045
Morgan Stanley 10.09% 2017[8]	BRL10,800	5,781
Banco Mercantil del Norte, SA 6.135% 2016[1]	$3,500	3,501
Banco Mercantil del Norte, SA 6.862% 2021[1]	2,000	2,006
Chevy Chase Bank, FSB 6.875% 2013	5,500	5,376
XL Capital Ltd., Series E, 6.50% (undated)[2]	5,000	4,678
Ambac Financial Group, Inc. 6.15% 2087[2]	4,010	3,471
CIT Group Inc. 5.40% 2016	2,750	2,488
UnumProvident Corp. 5.859% 2009	2,000	2,028
Standard Chartered PLC 6.409% (undated)[1,2]	1,800	1,664
		882,860

HEALTH CARE — 6.61%
HealthSouth Corp. 11.409% 2014[2]	$57,805	$60,551
HealthSouth Corp. 10.75% 2016	86,990	91,992
Tenet Healthcare Corp. 6.375% 2011	16,930	14,898
Tenet Healthcare Corp. 7.375% 2013	7,990	6,811
Tenet Healthcare Corp. 9.875% 2014	86,260	79,359
Tenet Healthcare Corp. 9.25% 2015	48,830	43,337
Tenet Healthcare Corp. 6.875% 2031	200	151
HCA Inc., Term Loan B, 7.448% 2013[2,3,4]	98,257	96,460
HCA Inc. 9.125% 2014[1]	4,345	4,595
HCA Inc. 9.25% 2016[1]	7,700	8,201
HCA Inc. 9.625% 2016[1,5]	11,550	12,359
VWR International, Inc. 10.25% 2015[1,2,5]	117,360	113,839
Elan Finance PLC and Elan Finance Corp. 8.875% 2013	54,850	54,164
Elan Finance PLC and Elan Finance Corp. 9.705% 2013[2]	9,525	9,406
PTS Acquisition Corp. 9.50% 2015[1,5]	60,430	57,409
Warner Chilcott Corp. 8.75% 2015	46,274	48,125
Surgical Care Affiliates, Inc. 8.875% 2015[1,5]	22,325	21,320
United Surgical Partners International, Inc. 8.875% 2017	5,025	5,100
Surgical Care Affiliates, Inc. 10.00% 2017[1]	15,800	15,247
Viant Holdings Inc. 10.125% 2017[1]	35,135	32,851
Team Finance LLC and Health Finance Corp. 11.25% 2013	30,640	32,632
Boston Scientific Corp. 7.00% 2035	28,450	24,823
Community Health Systems Inc. 8.875% 2015[1]	15,550	16,055
Accellent Inc. 10.50% 2013	11,520	10,714
AMR HoldCo, Inc. and EmCare HoldCo, Inc. 10.00% 2015	9,795	10,432
Universal Hospital Services, Inc. 8.50% 2015[1,5]	3,970	3,950
Universal Hospital Services, Inc. 8.759% 2015[1,2]	3,035	3,035
		877,816

MATERIALS — 6.43%
Jefferson Smurfit Corp. (U.S.) 8.25% 2012	33,010	33,258
Stone Container Corp. 8.375% 2012	12,840	12,904
Jefferson Smurfit Corp. (U.S.) 7.50% 2013	24,405	23,734
Smurfit-Stone Container Enterprises, Inc. 8.00% 2017	20,735	20,476
Georgia Gulf Corp. 9.50% 2014	67,115	61,746
Georgia Gulf Corp. 10.75% 2016	6,920	6,055
Abitibi-Consolidated Co. of Canada 5.25% 2008	6,250	6,000
Abitibi-Consolidated Finance LP 7.875% 2009	7,415	6,636
Abitibi-Consolidated Inc. 8.55% 2010	16,275	13,508
Abitibi-Consolidated Inc. 7.75% 2011	8,025	6,219
Abitibi-Consolidated Co. of Canada 9.194% 2011[2]	6,975	5,475
Abitibi-Consolidated Co. of Canada 6.00% 2013	3,000	2,115
Abitibi-Consolidated Co. of Canada 8.375% 2015	29,125	21,334
Freeport-McMoRan Copper & Gold Inc. 8.25% 2015	24,170	26,164
Freeport-McMoRan Copper & Gold Inc. 8.564% 2015[2]	6,000	6,248
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	20,790	22,765
Nalco Co. 7.75% 2011	36,890	37,812
Nalco Co. 8.875% 2013	3,500	3,693
Nalco Finance Holdings LLC and Nalco Finance Holdings Inc. 0%/9.00% 2014[6]	8,700	7,613
Algoma Steel Inc., Term Loan B, 8.09% 2014[2,3,4]	9,000	8,753
Algoma Steel Inc. 9.875% 2015[1]	42,000	37,590
Building Materials Corp. of America 7.75% 2014	45,035	40,982
Associated Materials Inc. 9.75% 2012	8,865	9,042
AMH Holdings, Inc. 0%/11.25% 2014[6]	47,925	30,432
Boise Cascade, LLC and Boise Cascade Finance Corp. 8.235% 2012[2]	4,000	4,000
Boise Cascade, LLC and Boise Cascade Finance Corp. 7.125% 2014	34,605	33,394
Georgia-Pacific Corp. 8.125% 2011	14,320	14,606
Georgia-Pacific Corp. 9.50% 2011	2,705	2,867
Georgia-Pacific Corp., First Lien Term Loan B, 7.474% 2012[2,3,4]	19,712	19,385
Owens-Illinois, Inc. 7.35% 2008	1,400	1,412
Owens-Brockway Glass Container Inc. 8.875% 2009	8,988	9,168
Owens-Illinois, Inc. 7.50% 2010	2,000	2,025
Owens-Brockway Glass Container Inc. 8.75% 2012	15,050	15,746
Owens-Brockway Glass Container Inc. 8.25% 2013	4,150	4,316
Owens-Brockway Glass Container Inc. 6.75% 2014	€375	527
Domtar Inc. 5.375% 2013	$5,075	4,669
Domtar Corp., Term Loan B, 7.185% 2014[2,3,4]	4,031	3,953
Domtar Inc. 7.125% 2015	17,445	16,834
Domtar Inc. 9.50% 2016	6,350	6,715
AEP Industries Inc. 7.875% 2013	29,155	28,353
Graphic Packaging International, Inc. 8.50% 2011	19,950	20,399
Graphic Packaging International, Inc. 9.50% 2013	2,425	2,504
Metals USA Holdings Corp. 11.36% 2012[1,2,5,8]	21,075	19,811
Metals USA, Inc. 11.125% 2015	1,500	1,605
Plastipak Holdings, Inc. 8.50% 2015[1]	20,340	21,154
Ainsworth Lumber Co. Ltd. 7.25% 2012	5,350	3,692
Ainsworth Lumber Co. Ltd. 6.75% 2014	19,005	12,353
Ainsworth Lumber Co. Ltd. 6.75% 2014	5,550	3,580
FMG Finance Pty Ltd. 10.625% 2016[1]	15,450	18,270
Rockwood Specialties Group, Inc. 7.50% 2014	5,765	5,779
Rockwood Specialties Group, Inc. 7.625% 2014	€7,200	10,268
Neenah Paper, Inc. 7.375% 2014	$14,325	13,895
Equistar Chemicals, LP 10.125% 2008	7,349	7,625
Equistar Chemicals, LP and Equistar Funding Corp. 8.75% 2009	2,000	2,078
Lyondell Chemical Co. 10.50% 2013	1,755	1,895
Berry Plastics Holding Corp. 10.25% 2016[8]	11,525	11,352
Momentive Performance Materials Inc. 9.75% 2014[1]	11,100	11,045
NewPage Corp., Series A, 12.00% 2013	9,700	10,452
Graham Packaging Co., LP and GPC Capital Corp. 9.875% 2014	9,000	8,955
Vale Overseas Ltd. 6.25% 2017	3,700	3,760
Vale Overseas Ltd. 6.875% 2036	4,000	4,141
C10 Capital (SPV) Ltd. 6.722% (undated)[1,2]	7,700	7,409
Allegheny Technologies, Inc. 8.375% 2011	5,000	5,300
Smurfit Capital Funding PLC 7.50% 2025	4,250	4,101
Huntsman LLC 11.50% 2012	500	546
Huntsman International LLC 7.50% 2015	€2,250	3,369
Exopack Holding Corp. 11.25% 2014	$3,650	3,833
Ispat Inland ULC 9.75% 2014	3,233	3,523
Norampac Inc. 6.75% 2013	3,500	3,360
Airgas, Inc. 6.25% 2014	3,500	3,343
MacDermid 9.50% 2017[1]	3,150	3,056
Novelis Inc. 7.25% 2015[2]	2,750	2,668
		853,645

INFORMATION TECHNOLOGY — 5.25%
NXP BV and NXP Funding LLC 8.11% 2013[2]	7,100	6,621
NXP BV and NXP Funding LLC 7.875% 2014	35,325	34,133
NXP BV and NXP Funding LLC 9.50% 2015	129,445	121,031
Sanmina-SCI Corp. 8.444% 2010[1,2]	2,250	2,239
Sanmina-SCI Corp. 6.75% 2013	5,300	4,585
Sanmina-SCI Corp. 8.444% 2014[1,2]	19,250	18,480
Sanmina-SCI Corp. 8.125% 2016	83,775	72,884
First Data Corp., Term Loan B2, 8.00% 2014[2,3,4]	78,500	75,990
Celestica Inc. 7.875% 2011	36,905	35,706
Celestica Inc. 7.625% 2013	28,510	26,657
Hughes Communications, Inc. 9.50% 2014	53,375	54,042
SunGard Data Systems Inc. 3.75% 2009	2,125	2,056
SunGard Data Systems Inc. 9.125% 2013	39,889	41,684
SunGard Data Systems Inc. 4.875% 2014	4,500	3,949
Sensata Technologies BV, Term Loan B, 7.11% 2013[2,3,4]	11,091	10,727
Sensata Technologies BV 8.00% 2014[2]	32,755	32,100
HowStuffWorks, Inc. 12.00% 2012, units[5,8,10]	38,701	38,701
Freescale Semiconductor, Inc., Term Loan B, 7.33% 2013[2,3,4]	8,486	8,141
Freescale Semiconductor, Inc. 8.875% 2014	11,975	11,616
Freescale Semiconductor, Inc. 10.125% 2016	8,000	7,480
Serena Software, Inc. 10.375% 2016	23,825	24,659
Electronic Data Systems Corp., Series B, 6.50% 2013[2]	13,750	13,889
Electronic Data Systems Corp. 7.45% 2029	2,200	2,232
Nortel Networks Ltd. 9.61% 2011[1,2]	10,600	10,653
Nortel Networks Ltd. 10.75% 2016[1]	1,325	1,391
MagnaChip Semiconductor SA and MagnaChip Semiconductor Finance Co. 8.00% 2014	13,010	9,042
Xerox Corp. 7.125% 2010	3,650	3,793
Xerox Corp. 7.625% 2013	5,000	5,196
Iron Mountain Inc. 7.75% 2015	8,410	8,431
Solectron Global Finance, LTD 8.00% 2016	4,400	4,785
Jabil Circuit, Inc. 5.875% 2010	4,250	4,292
Exodus Communications, Inc. 11.625% 2010[7,8]	3,774	0
		697,185

ENERGY — 5.21%
Williams Companies, Inc. 6.375% 2010[1]	6,000	6,060
Williams Companies, Inc. 7.36% 2010[1,2]	31,050	31,438
Williams Companies, Inc. 7.125% 2011	1,900	1,978
Williams Partners L.P. and Williams Partners Finance Corp. 7.50% 2011	16,525	17,269
Williams Companies, Inc. 8.125% 2012	12,150	13,152
Transcontinental Gas Pipe Line Corp. 6.40% 2016	7,275	7,348
Northwest Pipeline Corp. 7.00% 2016	7,030	7,338
Williams Partners L.P. and Williams Partners Finance Corp. 7.25% 2017	22,850	23,421
Williams Companies, Inc. 7.875% 2021	6,650	7,265
Transcontinental Gas Pipe Line Corp. 7.25% 2026	9,035	9,611
Williams Companies, Inc. 8.75% 2032	71,030	82,128
Enterprise Products Operating LP 8.375% 2066[2]	45,240	46,568
Enterprise Products Operating LP 7.034% 2068[2]	61,555	56,486
Kinder Morgan Inc., Term Loan B, 6.63% 2013[2,3,4]	56,387	55,428
K N Energy, Inc. 7.25% 2028	17,500	16,379
Pogo Producing Co. 7.875% 2013	21,525	22,386
Pogo Producing Co. 6.625% 2015	600	605
Pogo Producing Co. 6.875% 2017	26,475	26,740
Drummond Co., Inc. 7.375% 2016[1]	49,705	46,474
Forest Oil Corp. 7.25% 2019[1]	40,125	40,326
Newfield Exploration Co., Series B, 7.45% 2007	1,750	1,750
Newfield Exploration Co. 6.625% 2014	10,175	10,048
Newfield Exploration Co. 6.625% 2016	20,075	19,724
Petroplus Finance Ltd. 6.75% 2014[1]	14,750	14,234
Petroplus Finance Ltd. 7.00% 2017[1]	12,575	12,009
Gaz Capital SA 6.51% 2022[1]	10,000	9,924
Gaz Capital SA 7.288% 2037[1]	11,800	12,608
Teekay Shipping Corp. 8.875% 2011	17,615	18,584
Encore Acquisition Co. 6.00% 2015	16,100	14,611
Peabody Energy Corp., Series B, 6.875% 2013	7,000	7,105
Peabody Energy Corp. 5.875% 2016	4,000	3,940
Massey Energy Co. 6.625% 2010	3,000	2,948
Massey Energy Co. 6.875% 2013	7,925	7,430
Premcor Refining Group Inc. 9.50% 2013	9,600	10,138
Whiting Petroleum Corp. 7.25% 2013	8,850	8,673
Enbridge Energy Partners, LP 8.05% 2067[2]	7,220	7,352
Sabine Pass LNG, LP 7.25% 2013	6,000	5,940
Tennessee Gas Pipeline Co. 7.00% 2028	4,000	4,092
Pemex Project Funding Master Trust 7.875% 2009	1,400	1,453
Pemex Project Funding Master Trust 8.625% 2022	1,170	1,449
Petrozuata Finance, Inc., Series B, 8.22% 2017[1,3]	300	301
		692,713

CONSUMER STAPLES — 3.67%
Dole Food Co., Inc. 8.625% 2009	21,600	21,762
Dole Food Co., Inc. 7.25% 2010	21,625	20,544
Dole Food Co., Inc. 8.875% 2011	27,815	27,259
SUPERVALU INC., Term Loan B, 7.32% 2012[2,3,4]	17,127	16,998
SUPERVALU INC. 7.50% 2012	5,335	5,552
Albertson’s, Inc. 7.25% 2013	11,015	11,140
SUPERVALU INC. 7.50% 2014	1,000	1,023
Albertson’s, Inc. 8.00% 2031	32,750	33,406
Stater Bros. Holdings Inc. 8.125% 2012	48,555	49,708
Stater Bros. Holdings Inc. 7.75% 2015	18,425	18,333
Rite Aid Corp. 6.125% 2008[1]	7,950	7,871
Rite Aid Corp. 8.125% 2010	1,000	1,008
Rite Aid Corp. 7.50% 2015	7,000	6,650
Rite Aid Corp. 8.625% 2015	4,500	4,095
Rite Aid Corp. 7.50% 2017	13,000	12,301
Rite Aid Corp. 7.70% 2027	8,500	6,588
Rite Aid Corp. 6.875% 2028	12,977	9,408
Yankee Candle Co., Inc., Series B, 8.50% 2015	27,145	26,466
Yankee Candle Co., Inc., Series B, 9.75% 2017	20,310	19,295
Smithfield Foods, Inc. 7.625% 2008	1,125	1,131
Smithfield Foods, Inc., Series B, 8.00% 2009	3,000	3,113
Smithfield Foods, Inc., Series B, 7.00% 2011	1,250	1,272
Smithfield Foods, Inc., Series B, 7.75% 2013	2,800	2,870
Smithfield Foods, Inc. 7.75% 2017	24,725	25,467
Duane Reade Inc. 9.75% 2011	32,910	31,676
Constellation Brands, Inc. 7.25% 2017[1]	24,500	24,623
Elizabeth Arden, Inc. 7.75% 2014	24,012	23,772
Vitamin Shoppe Industries Inc. 13.058% 2012[2]	19,535	20,121
Spectrum Brands, Inc., Term Loan B, Letter of Credit, 5.515% 2013[2,3,4]	595	587
Spectrum Brands, Inc., Term Loan B, 9.36% 2013[2,3,4]	11,975	11,820
Spectrum Brands, Inc. 7.375% 2015	7,075	5,483
Del Monte Corp., Series B, 8.625% 2012	10,550	10,761
Playtex Products, Inc. 8.00% 2011	5,000	5,263
Playtex Products, Inc. 9.375% 2011	1,900	1,964
Cervecería Nacional Dominicana, C. por A. 8.00% 2014[1]	5,961	6,065
JBS SA 10.50% 2016	5,000	5,300
Koninklijke Ahold NV 5.875% 2008	€2,367	3,384
American Achievement Group Holding Corp. 14.75% 2012[5]	$2,076	2,044
Tyson Foods, Inc. 6.85% 2016[2]	1,600	1,657
		487,780

UTILITIES — 3.56%
Edison Mission Energy 7.50% 2013	44,900	46,247
Edison Mission Energy 7.75% 2016	25,025	26,026
Midwest Generation, LLC, Series B, 8.56% 2016[3]	39,629	42,403
Edison Mission Energy 7.00% 2017[1]	35,775	35,417
Edison Mission Energy 7.20% 2019[1]	46,450	45,986
Homer City Funding LLC 8.734% 2026[3]	9,251	10,361
Edison Mission Energy 7.625% 2027[1]	22,075	21,413
AES Corp. 9.50% 2009	5,387	5,629
AES Corp. 9.375% 2010	13,594	14,410
AES Corp. 8.875% 2011	8,475	8,888
AES Corp. 8.75% 2013[1]	32,485	34,150
AES Gener SA 7.50% 2014	15,350	16,090
AES Corp. 9.00% 2015[1]	7,000	7,385
AES Red Oak, LLC, Series A, 8.54% 2019[3]	4,335	4,639
AES Red Oak, LLC, Series B, 9.20% 2029[3]	5,000	5,500
NRG Energy, Inc. 7.25% 2014	22,925	23,040
NRG Energy, Inc. 7.375% 2016	29,700	29,849
Nevada Power Co., General and Refunding Mortgage Bonds, Series A, 8.25% 2011	4,700	5,131
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series H, 6.25% 2012	3,000	3,072
Nevada Power Co., General and Refunding Mortgage Notes, Series I, 6.50% 2012	2,650	2,740
Sierra Pacific Resources 8.625% 2014	12,000	12,762
Nevada Power Co., General and Refunding Mortgage Notes, Series L, 5.875% 2015	2,475	2,429
Nevada Power Co., General and Refunding Mortgage Notes, Series M, 5.95% 2016	1,600	1,572
Sierra Pacific Resources 6.75% 2017	2,000	1,978
Intergen Power 9.00% 2017[1]	17,800	18,779
ISA Capital do Brasil SA 7.875% 2012[1]	3,275	3,332
ISA Capital do Brasil SA 8.80% 2017[1]	11,800	12,390
FPL Energy National Wind Portfolio, LLC 6.125% 2019[1,3]	4,069	4,099
FPL Energy American Wind, LLC 6.639% 2023[1,3]	6,500	6,750
Enersis SA 7.375% 2014	6,800	7,226
PSEG Energy Holdings Inc. 8.625% 2008	6,532	6,599
Mirant Americas Generation, Inc. 8.30% 2011	5,500	5,583
Electricidad de Caracas Finance BV 10.25% 2014[1]	700	712
		472,587

Total corporate bonds, notes & loans		11,049,632

NON-U.S. GOVERNMENT & GOVERNMENT AGENCY BONDS & NOTES — 4.77%
Brazilian Treasury Bill 6.00% 2010[8,11]	BRL82,530	43,993
Brazil (Federal Republic of) 10.00% 2014[8]	10,000	5,127
Brazil (Federal Republic of) Global 10.50% 2014	$3,000	3,803
Brazil (Federal Republic of) 10.00% 2017[8]	BRL63,000	31,708
Brazil (Federal Republic of) Global 8.00% 2018[3]	$6,820	7,628
Brazil (Federal Republic of) Global 10.25% 2028[8]	BRL15,000	8,607
Brazil (Federal Republic of) Global 7.125% 2037	$2,500	2,799
Brazil (Federal Republic of) Global 11.00% 2040	12,485	16,714
Brazilian Treasury Bill 6.00% 2045[8,11]	BRL36,169	18,973
Turkey (Republic of) Treasury Bill 0% 2008[8]	TRY53,360	38,885
Turkey (Republic of) 15.00% 2010[8]	16,262	13,109
Turkey (Republic of) 14.00% 2011[8]	30,550	23,985
Turkey (Republic of) 16.00% 2012[8]	16,000	13,424
Argentina (Republic of) 3.368% 2012[2,3,8]	$20,420	11,529
Argentina (Republic of) 5.83% 2033[3,5,8,11]	ARS108,074	27,329
Argentina (Republic of) GDP-Linked 2035	261,027	8,094
Argentina (Republic of) GDP-Linked 2035	$52,000	6,786
Argentina (Republic of) 0.63% 2038[3,8,11]	ARS138,692	13,720
Egypt (Arab Republic of) Treasury Bill 0% 2007[8]	EGP124,750	22,146
Egypt (Arab Republic of) Treasury Bill 0% 2007[8]	16,750	2,981
Egypt (Arab Republic of) Treasury Bill 0% 2008[8]	41,500	7,277
Egypt (Arab Republic of) Treasury Bill 0% 2008[8]	18,025	3,157
Egypt (Arab Republic of) Treasury Bill 0% 2008[8]	11,900	2,095
Egypt (Arab Republic of) 9.10% 2010[8]	3,130	570
Egypt (Arab Republic of) 11.50% 2011[8]	9,380	1,845
Egypt (Arab Republic of) 9.10% 2012[8]	18,225	3,324
Egypt (Arab Republic of) 11.625% 2014[8]	49,265	10,153
Russian Federation 12.75% 2028	8,000	14,280
Russian Federation 7.50% 2030[3]	32,203	36,068
Indonesia (Republic of) 12.50% 2013	IDR77,730,000	9,732
Indonesia (Republic of) 6.875% 2017[1]	$1,000	1,044
Indonesia (Republic of) 11.50% 2019	IDR25,000,000	3,118
Indonesia (Republic of) 11.00% 2020	69,275,000	8,321
Indonesia (Republic of) 12.80% 2021	45,440,000	6,133
Indonesia (Republic of) 12.90% 2022	54,492,000	7,439
Indonesia (Republic of) 11.00% 2025	40,562,000	4,879
Indonesia (Republic of) 10.25% 2027	725,000	82
Indonesia (Republic of) 6.625% 2037[1]	$2,500	2,397
Columbia (Republic of) Global 11.75% 2010[8]	COP3,295,000	1,709
Colombia (Republic of) Global 10.00% 2012	$1,500	1,751
Colombia (Republic of) Global 10.75% 2013	8,550	10,474
Colombia (Republic of) Global 12.00% 2015[8]	COP23,200,000	12,948
Colombia (Republic of) Global 11.75% 2020	$1,936	2,846
Columbia (Republic of) Global 9.85% 2027[8]	COP10,930,000	5,519
Colombia (Republic of) Global 10.375% 2033	$823	1,212
Columbia (Republic of) Global 7.375% 2037	4,139	4,563
Panama (Republic of) Global 7.125% 2026	585	635
Panama (Republic of) Global 8.875% 2027	6,500	8,320
Panama (Republic of) Global 6.70% 2036[3]	28,009	28,919
United Mexican States Government, Series M10, 10.50% 2011	MXN12,320	1,311
United Mexican States Government Global 6.375% 2013	$6,970	7,346
United Mexican States Government, Series M20, 10.00% 2024	MXN120,000	13,128
United Mexican States Government Global 6.75% 2034	$6,105	6,654
Dominican Republic 9.50% 2011[3]	5,064	5,388
Dominican Republic 9.50% 2011[1,3]	2,749	2,925
Dominican Republic 9.04% 2018[1,3]	5,481	6,194
Dominican Republic 9.04% 2018	4,902	5,539
Venezuela (Republic of) 10.75% 2013	6,000	6,645
Venezuela (Republic of) Global 8.50% 2014	1,250	1,256
Venezuela (Republic of) 7.65% 2025	5,195	4,663
Venezuela (Republic of) Global 9.25% 2027	2,685	2,786
Peru (Republic of) 9.875% 2015	8,500	10,672
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014[1]	4,000	5,010
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014	4,000	5,010
El Salvador (Republic of) 7.75% 2023[1]	2,775	3,187
El Salvador (Republic of) 7.65% 2035[1]	4,250	4,781
Uruguay (Republic of) 4.25% 2027[3,8,11]	UYU126,435	5,940
State of Qatar 9.75% 2030	$3,500	5,171
Jamaican Government 9.00% 2015	280	301
Jamaican Government 8.00% 2039[3]	2,910	2,895
Corporación Andina de Fomento 5.75% 2017	3,000	2,948
Thai Government 4.125% 2009	THB73,490	2,168
		634,068

MORTGAGE-BACKED OBLIGATIONS[3]— 1.07%
American Tower Trust I, Series 2007-1A, Class E, 6.249% 2037[1,8]	$10,725	10,265
American Tower Trust I, Series 2007-1A, Class F, 6.639% 2037[1,8]	38,760	36,465
Crown Castle Towers LLC, Series 2006-1, Class F, 6.650% 2036[1,8]	30,490	29,993
Crown Castle Towers LLC, Series 2006-1, Class G, 6.795% 2036[1,8]	12,250	12,009
SBA CMBS Trust, Series 2006-1A, Class F, 6.709% 2036[1,8]	1,450	1,399
SBA CMBS Trust, Series 2006-1A, Class G, 6.904% 2036[1,8]	5,950	5,682
SBA CMBS Trust, Series 2006-1A, Class H, 7.389% 2036[1,8]	11,615	11,063
SBA CMBS Trust, Series 2006-1A, Class J, 7.825% 2036[1,8]	12,950	12,069
Tower Ventures, LLC, Series 2006-1, Class E, 6.495% 2036[1,8]	4,000	3,954
Tower Ventures, LLC, Series 2006-1, Class F, 7.036% 2036[1,8]	20,405	20,054
		142,953

U.S. GOVERNMENT BONDS & NOTES — 0.50%
U.S. Treasury 6.00% 2026	58,500	66,279

MUNICIPALS — 0.05%
State of Wisconsin, Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed Bonds, 6.125% 2027	6,155	6,369

Total bonds, notes & other debt instruments (cost: $11,988,873,000)		11,899,301

	Shares or
Convertible securities — 0.69%	principal amount

CONSUMER DISCRETIONARY — 0.23%
Amazon.com, Inc. 6.875% PEACS convertible notes 2010	€20,645,000	29,957

INFORMATION TECHNOLOGY — 0.20%
Fairchild Semiconductor Corp. 5.00% convertible notes 2008	$17,850,000	17,671
Advanced Micro Devices, Inc. 6.00% convertible notes 2015	$10,000,000	9,038
		26,709

UTILITIES — 0.16%
AES Trust VII 6.00% convertible preferred 2008	439,925	21,721

FINANCIALS — 0.10%
Countrywide Financial Corp., Series A, 1.86% convertible debentures 2037[1,2]	$15,000,000	13,764

Total convertible securities (cost: $74,644,000)		92,151

Preferred securities — 1.27%	Shares

FINANCIALS — 1.27%
IndyMac Bancorp, Inc., Series A, 8.50% noncumulative[1]	2,406,000	43,910
Fuji JGB Investment LLC, Series A, 9.87% noncumulative[1,2]	22,648,000	23,248
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative[1,2]	16,105,000	16,408
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital securities[1]	1,125,000	32,449
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative[1,2]	26,075,000	23,223
Tokai Preferred Capital Co. LLC, Series A, 9.98% noncumulative[1,2]	11,723,000	12,142
Fannie Mae, Series O, 7.00%[1,2]	150,000	7,856
SB Treasury Co. LLC, Series A, 9.40% noncumulative[1,2]	2,897,000	2,964
Sumitomo Mitsui Banking Corp. 6.078%[1,2]	3,000,000	2,789
Chevy Chase Preferred Capital Corp., Series A, 10.375% exchangeable	55,994	2,901
		167,890

CONSUMER STAPLES — 0.00%
Great Atlantic & Pacific Tea Co., Inc. 9.375% QUIBS 2039	18,500	469

Total preferred securities (cost: $165,377,000)		168,359

		Market value
Common stocks — 3.60%	Shares	(000)

TELECOMMUNICATION SERVICES — 2.35%
SunCom Wireless Holdings, Inc., Class A9,12	7,554,434	$194,904
Dobson Communications Corp., Class A12	3,435,685	43,942
AT&T Inc.	765,000	32,367
American Tower Corp., Class A12	538,967	23,467
Sprint Nextel Corp., Series 1	777,508	14,773
Embarq Corp.	38,875	2,162
Cincinnati Bell Inc.[12]	70,740	350
XO Holdings, Inc.[12]	25,291	86
		312,051

UTILITIES — 0.32%
Drax Group PLC	3,436,672	42,852

INFORMATION TECHNOLOGY — 0.19%
Micron Technology, Inc.[1,12]	678,656	7,533
Micron Technology, Inc.[12]	424,160	4,708
Fairchild Semiconductor International, Inc.[12]	500,000	9,340
ZiLOG, Inc.[9,12]	1,140,500	4,151
		25,732

HEALTH CARE — 0.14%
UnitedHealth Group Inc.	375,000	18,161
Clarent Hospital Corp.[8,9,12]	576,849	58
		18,219

INDUSTRIALS — 0.10%
DigitalGlobe Inc.[8,10,12]	3,064,647	12,259
UAL Corp.[12]	22,816	1,062
		13,321

CONSUMER STAPLES — 0.03%
Winn-Dixie Stores, Inc.[12]	194,677	3,644

CONSUMER DISCRETIONARY — 0.03%
Viacom Inc., Class B12	31,612	1,232
CBS Corp., Class B	31,612	996
Emmis Communications Corp., Class A12	201,000	993
Radio One, Inc., Class D, nonvoting[12]	44,000	164
Radio One, Inc., Class A12	22,000	81
		3,466

MISCELLANEOUS — 0.44%
Other common stocks in initial period of acquisition		58,521

Total common stocks (cost: $369,636,000)		477,806

Warrants — 0.00%

TELECOMMUNICATION SERVICES — 0.00%
XO Holdings, Inc., Series A, warrants, expire 2010[12]	50,587	22
XO Holdings, Inc., Series B, warrants, expire 2010[12]	37,939	10
XO Holdings, Inc., Series C, warrants, expire 2010[12]	37,939	6
KMC Telecom Holdings, Inc., warrants, expire 2008[1,8,12]	22,500	0
GT Group Telecom Inc., warrants, expire 2010[1,8,12]	11,000	0
Allegiance Telecom, Inc., warrants, expire 2008[1,8,12]	5,000	0

Total warrants (cost: $1,100,000)		38

	Principal amount	Market value
Short-term securities — 4.35%	(000)	(000)

Procter & Gamble Co. 4.75%–5.21% due 10/31–12/14/2007[1,13]	$91,100	$90,431
Procter & Gamble International Funding S.C.A. 4.77%–5.23% due 10/16–12/10/2007[1,13]	75,000	74,430
Federal Farm Credit Banks 4.70%–5.13% due 10/9–11/1/2007[13]	89,500	89,271
Wal-Mart Stores Inc. 4.72%–5.28% due 10/9–12/11/2007[1,13]	59,300	58,995
Federal Home Loan Bank 4.75%–5.125% due 10/5–12/7/2007[13]	55,100	54,827
Anheuser-Busch Cos. Inc. 4.72% due 11/27/2007[1,13]	41,000	40,666
Three Pillars Funding, LLC 5.30% due 10/1/2007[1]	40,200	40,182
CAFCO, LLC 5.10%–5.27% due 10/5–11/5/2007[1,13]	36,900	36,836
Bank of America Corp. 5.245% due 10/4/2007	29,000	28,984
International Lease Finance Corp. 5.28% due 10/15/2007	25,000	24,945
Hewlett-Packard Co. 4.81% due 10/26/2007[1]	14,400	14,350
E.I. duPont de Nemours and Co. 5.21% due 10/10/2007[1]	13,600	13,580
Estée Lauder Companies Inc. 5.00% due 10/26/2007[1]	10,800	10,761

Total short-term securities (cost: $578,337,000)		578,258

Total investment securities (cost: $13,177,967,000)		13,215,913
Other assets less liabilities		69,123

Net assets		$13,285,036

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in a transaction exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $2,865,989,000, which represented 21.57% of the net assets of the fund.

[2]	Coupon rate may change periodically.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Loan participations and assignments; the total value of all such loans was $996,322,000, which represented 7.50% of the net assets of the fund.
[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[6]	Step bond; coupon rate will increase at a later date.
[7]	Scheduled interest and/or principal payment was not received.
[8]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $640,572,000.
[9]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[10]	Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below:

	Acquisition dates	Cost (000)	Market value (000)	Percent of net assets

HowStuffWorks, Inc. 12.00% 2012, units	2/27/2007–8/1/2007	$38,812	$38,701	.29%
DigitalGlobe Inc.	4/14/1999–7/31/2003	2,500	12,259	.09

Total restricted securities		$41,312	$50,960	.38%

[11]	Index-linked bond whose principal amount moves with a government retail price index.
[12]	Security did not produce income during the last 12 months.
[13]	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from a financial professional and should be read carefully before investing.

MFGEFP-921-1107O-S10909

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of
American High-Income Trust:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of American High-Income Trust, (the “Fund”) as of September 30, 2007, and for the year then ended and have issued our report thereon dated November 7, 2007, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of September 30, 2007, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
November 7, 2007

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN HIGH-INCOME TRUST

By /s/ David C. Barclay
David C. Barclay, President and Principal Executive Officer

Date: December 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ David C. Barclay
David C. Barclay, President and Principal Executive Officer

Date: December 7, 2007

By /s/ Ari M. Vinocor
Ari M. Vinocor, Treasurer and Principal Financial Officer

Date: December 7, 2007